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                      NEW ELECTRICITY TRADING ARRANGEMENTS
                         PROGRAMME IMPLEMENTATION SCHEME


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PROGRAMME IMPLEMENTATION SCHEME
CONTENTS
Part A Introduction
Part B General
Part C Amendment of Core Industry Documents
Part D Establishment of BSC Panel, BSCCo and the BSC Clearer
Part E Pool-related matters and Pool Transfer Deed
Part F Testing, pre-production and entry
Part G Further transitional arrangements
Schedule 1 Form of Scheme Framework Agreement
Annex 1 Testing and Pre-Production Terms and Conditions
Annex 2 List of BSC Subsidiary Documents at the Scheme Effective Date Annex 3 Form of Pool resolutions
Annex 4 Terms of reference of BSCCo as Pool Chief Executive


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PROGRAMME IMPLEMENTATION SCHEME
PART A - INTRODUCTION
1. PURPOSE AND EFFECT OF PROGRAMME IMPLEMENTATION SCHEME
1.1 With effect from the Scheme Effective Date, pursuant to conditions in their respective Licences, NGC is to have adopted the BSC and NGC and other Licence Parties are to have entered into the BSC Framework Agreement.

1.2 This programme implementation scheme (such scheme, as modified from time to time pursuant to paragraph A3, being the "SCHEME") sets out steps which are to be taken or procured and arrangements which are to apply for the purposes specified in the Scheme Licence Conditions.

1.3 Each Licence Party is required to comply with the Scheme pursuant to the relevant Scheme Licence Condition(s). 1.4 The Scheme (except for this Part A) is also to be binding in contract between Parties, pursuant to the Scheme Framework Agreement, and (unless the context otherwise requires) references to the Scheme, other than in this Part A, are to the Scheme as given contractual force by the Scheme Framework Agreement.

1.5 By no later than the Scheme Effective Date, all Licence Parties shall enter into the Scheme Framework Agreement in the form in Schedule 1 hereto, such Agreement to take effect on and from the Scheme Effective Date.

1.6 Persons other than Licence Parties may agree to be bound by the Scheme (subject to paragraph A1.4) by entering into or acceding to the Scheme Framework Agreement. 1.7 NGC shall take all reasonable measures to:

(a) cause BSCCo to enter into the Scheme Framework Agreement and the BSC Framework Agreement; and (b) cause ESIS and EPFAL to enter into the Scheme Framework Agreement and to comply with the Scheme.

2. ORGANISATION AND CONTENT OF SCHEME

2.1 The Scheme comprises:

(a) this Part A;

(b) Part B, which sets out general provisions relating to the Scheme;

(c) Part C, which sets out or refers to amendments which are or are to be made to Core Industry Documents (other than the P&SA) and the steps (if any) to be taken to make such amendments;

(d) Part D, which sets out steps to be taken for the initial establishment of the BSC Panel, BSCCo and the BSC Clearer;



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(e) Part E, which sets out or refers to amendments to be made to the P&SA and the steps to be taken to make such amendments; the transfer to BSCCo of rights and property of Pool Members (including certain systems, contracts, persons and other resources) used in implementation of the P&SA, and the assumption by BSCCo of certain liabilities relating to such rights and property; arrangements under which BSCCo will support implementation of the P&SA following the Scheme Effective Date; and arrangements for co-ordination of implementation of the P&SA and the BSC in the period prior to the Pool Run-off Date;

(f) Part F, which sets out or refers to requirements and procedures for testing, pre-production and start-up of the systems, processes and procedures used in implementation of the BSC; arrangements to facilitate the satisfaction, by Parties who are BSC Parties and their Party Agents, of the entry and qualification requirements under the BSC; and arrangements referred to as parallel running and final transition;

(g) Part G which sets out further transitional arrangements as to the continuing role of the Director General's NETA Programme; ensuring consistency of the provisions of the BSC and the procedures, processes and systems used in implementation of the BSC; the basis for making Transitional BSC Modifications; the arrangements for adapting existing Agreed Procedures (as defined in the P&SA) for use under the BSC; and arrangements under which (for 12 months from the Go-live Date) the Director General may require Modification Proposals to be proposed in specified circumstances; and Schedule 1 and Annexes 1 to 4 (inclusive).

2.2 Capitalised terms used in this Part A shall bear the meanings ascribed to such terms in paragraph B1.

3. AMENDMENT OF SCHEME

3.1 The Scheme may be modified in accordance with this paragraph A3 by the Secretary of State pursuant to the Scheme Licence Conditions.

3.2 Before making any modifications under paragraph A3.1, the Secretary of State shall consult Parties and such other persons as he considers appropriate and, for this purpose:

(a) consultation may be by way of, inter alia , electronic communication; and

(b) the period for responses shall be such as the Secretary of State thinks fit, taking into account the urgency, importance and complexity of the modification but shall, in any



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event, be not less than 2 working days.

3.3 A modification to the Scheme shall be made upon service by the Secretary of State to each Licence Party and to BSCCo of a notice stating that the Scheme is modified in the manner set out in such notice, and such modification shall take effect from the date specified in such notice.

3.4 The Secretary of State shall publish any notice referred to in paragraph A3.3 in such manner as he considers appropriate for the purpose of bringing it to the attention of persons likely to be affected by the making of the modification.

3.5 The power of the Secretary of State to modify the Scheme pursuant to the Scheme Licence Conditions may not be exercised after the end of the period of 2 years beginning with the passing of the Utilities Act 2000.


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PART B - GENERAL

1. INTERPRETATION

1.1 In the Scheme, unless the context otherwise requires, words and expressions defined in the BSC and not otherwise defined in or for the purposes of the Scheme shall have the meanings ascribed to them in the BSC.

1.2 In the Scheme, unless the context otherwise requires, the following words and expressions shall have the following meanings:

"ANCILLARY SERVICES AGREEMENT": an agreement entered into between NGC and a user (as defined in the MCUSA) pursuant to clause 3.1 of the MCUSA;

"BRITISH GRID SYSTEMS AGREEMENT" or "BGSA": the agreement entitled British Grid Systems Agreement dated 30 March 1990 between NGC, Scottish Power plc and Scottish Hydro-Electric PLC;

"BSC": the document designated by the Secretary of State and adopted by NGC as the BSC pursuant to Condition 7A of the Transmission Licence, as modified in accordance with the Transmission Licence, and as given contractual force (as between BSC Parties) by the BSC Framework Agreement;

"BSC FRAMEWORK AGREEMENT": shall have the meaning ascribed to such term in the Transmission Licence;

"BSC PANEL": the Panel, as defined in the BSC; "BSC Parties": parties to the BSC Framework Agreement;

"BSC SUBSIDIARY DOCUMENTS": the Code Subsidiary Documents, as defined in the
BSC;

"CORE INDUSTRY DOCUMENTS" shall have the meaning ascribed to such term in the Transmission Licence;

"DATA TRANSFER SERVICE AGREEMENT" or "DTSA": shall have the meaning ascribed to the term Data Transfer Service Agreement in the P&SA;

"DIRECTOR GENERAL": the Director General of Electricity Supply or, with effect from the coming into force of sections 1(1) and 3(1) of the Utilities Act 2000, the Gas and Electricity Markets Authority;

"DISTRIBUTION CODE ": shall have the meaning ascribed to such term in the Transmission Licence;

"DISTRIBUTION CONNECTION AGREEMENT": an agreement with a PES Distribution Company for connection to such PES Distribution Company's distribution system (other than a Standard Connection Agreement);

"DISTRIBUTION USE OF SYSTEM AGREEMENT": an agreement between a PES Distribution Company and a user setting out the arrangements for use by the user of the PES Distribution


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Company's distribution system;

"EPFAL": Energy Pool Funds Administration Limited (registered number 2444187);

"ESIS": Energy Settlement and Information Systems Limited (registered number 2444282);

"EXECUTIVE COMMITTEE": shall have the meaning ascribed to such term in the P&SA;

"GRID CODE ": shall have the meaning ascribed to such term in the Transmission Licence;

"LICENCE PARTY": the holder of any Licence the conditions of which are or have been modified pursuant to section 15A of the Act so as to refer to the Scheme;

"MCUSA": the Master Connection and Use of System Agreement as defined in the P&SA;

"MASTER REGISTRATION AGREEMENT" or "MRA": the agreement entitled Master Registration Agreement dated 1 June 1998;

"NETA IMPLEMENTATION": is defined in Part G of the Scheme;

"NETA PROGRAMME": is defined in Part G of the Scheme;

"NGC": National Grid Company plc;

"NON-LICENCE PARTY": a person, other than a Licence Party, who has agreed to be bound by the Scheme by executing or acceding to the Scheme Framework Agreement;

"PARTY": any Licence Party and any Non-Licence Party, but subject to paragraph B2.1;

"PES DISTRIBUTION COMPANY": a Public Electricity Supplier (as defined in the P&SA);

"POOL MEMBER" shall have the meaning ascribed to such term in the P&SA;

"POOL RUN-OFF DATE": the day next following the Settlement Payment Date (as defined in the P&SA) in respect of the Settlement Day (as defined in the P&SA) immediately prior to the Go-live Date;

"POOL TRANSFER DEED": the Deed of that title in the form designated by the Secretary of State on or before the Scheme Effective Date for the purposes of the Scheme;

"P&SA": the Pooling and Settlement Agreement for the Electricity Industry in England and Wales dated 30 March 1990;

"SCHEME ": shall have the meaning ascribed to such term in paragraph A1.2 as modified from time to time pursuant to the Scheme Licence Conditions;

"SCHEME EFFECTIVE DATE": [insert date];

"SCHEME FRAMEWORK AGREEMENT": an agreement between Licence Parties, BSCCo and other persons in the form in Schedule 1;

"SCHEME LICENCE CONDITION": any condition of a Licence which is included in such Licence pursuant to the exercise of the powers conferred by section 15A of the Act and which imposes on the holder of the Licence an obligation to comply with the Scheme;


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"SCHEME SUBSIDIARY DOCUMENT": any document established or adopted under and for the purposes of the Scheme, including the Transition Document and the Pool Transfer Deed but excluding any of the Core Industry Documents or documents setting out changes to the Core Industry Documents and excluding the Memorandum and Articles of Association of BSCCo and of the BSC Clearer;

"SETTLEMENT AGREEMENT FOR SCOTLAND" or "SAS": the agreement entitled Settlement Agreement for Scotland dated 14 August 1998;

"SUPPLEMENTAL AGREEMENT": an agreement between NGC and a user (as defined in the MCUSA) entered into pursuant to clause 2 of the MCUSA;

"TRANSITION DOCUMENT": is defined in Part F;

"TRANSITIONAL BSC MODIFICATION": modification by NGC of the BSC during the Transitional Period pursuant to a direction of the Director General under paragraph 7 of Condition 7C of the Transmission Licence;

"TRANSITIONAL PERIOD": the period commencing on the Scheme Effective Date and ending immediately before the Go-live Date; "Use of Interconnector Agreement": an agreement entitled "Use of Interconnector Agreement (Scotland) 1991" between NGC, Scottish Power plc and Scottish Hydro-Electric PLC dated 30 April 1991;

"WORKING DAY": shall have the meaning ascribed to such term in the Act.

1.3 In the Scheme:

(a) references to a Part, paragraph, Schedule or Annex are to a Part, paragraph, Schedule or Annex of the Scheme (and shall be construed as meaning such Part, paragraph, Schedule or Annex as modified from time to time pursuant to the Scheme Licence Conditions);

(b) references to a particular
paragraph preceded by a capital letter are to that paragraph of the Part to which such capital letter corresponds;

(c) references to any agreement or
document are to the version of that agreement or document in force for the time being;

(d) words in the singular may be interpreted as including the plural and vice versa; and

(e) the word
"including" is to be construed as meaning "including without limitation".

2. OBLIGATIONS AND LIABILITIES

2.1 A Part of the Scheme (or any part thereof) shall apply to the Parties or classes of Party specified in that Part (or part) or (failing such specification) to all Parties; and references to Parties in any Part (or part) shall be construed accordingly.

2.2 Without prejudice to paragraph B2.3, the failure:


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(a) by any Licence Party to comply with any requirement of a Licence (including entering into the BSC Framework Agreement) or of the Scheme; or

(b) by any Non-Licence Party to comply with any requirement of the Scheme, shall not invalidate or render ineffective the Scheme (or any part of it) or the steps taken by any other Party under the Scheme.

2.3 A Party shall not be in breach of any provision of the Scheme to the extent that compliance with that provision is beyond its power by reason of the fact that any other Party is in default of its obligations under the Scheme.

2.4 Without prejudice to:

(a) the obligations of Licence Parties under their Licence(s) and under Part A (which for the avoidance of doubt are not made binding by the Scheme Framework Agreement);

(b) any other rights or remedies available to Parties under or in connection with the Scheme (including any equitable rights and any right of indemnity);

(c) the rights and remedies of Parties under the Pool Transfer Deed or any Core Industry Document or the BSC or any bilateral agreement between Parties (in each case as entered into pursuant to or amended, varied or otherwise affected by the Scheme), a Party shall have no liability in damages whatsoever and howsoever arising to any other Party for any failure (in whole or in part) by such Party to comply with the Scheme and each Party hereby waives to the fullest extent possible any rights, claims or benefits it may otherwise have in respect thereof.

2.5 Without prejudice to any specific provisions hereunder as to the time within which or the manner in which a Party should perform its obligations under the Scheme, where a Party is required to take any step or measure under the Scheme, such requirement shall be construed as including an obligation:

(a) to take such step or measure as quickly as reasonably practicable; and

(b) to do such associated or ancillary things (within the power of the Party) as may be necessary to complete such step or measure as quickly as reasonably practicable.

3. RELATIONSHIP WITH THE BSC

3.1 The provisions of the BSC (and, where applicable, the BSC Subsidiary Documents) shall be varied or suspended (and the requirements of the BSC and the BSC Subsidiary Documents shall be deemed to be satisfied) by or in accordance with, and for the period and to the extent set out in, the Scheme.


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3.2 In the event of any conflict or inconsistency between the provisions of the BSC (or, where applicable, any BSC Subsidiary Document) and the Scheme (or any Scheme Subsidiary Document), the provisions of the Scheme (or as the case may be Scheme Subsidiary Document) shall prevail.

4. GENERAL PROVISIONS

4.1 Assignment

4.1.1 A Party shall not assign or transfer and shall not purport to assign or transfer any of its rights or obligations under the Scheme.

4.2 Notices

4.2.1 Save as otherwise expressly provided in the Scheme any notice or other communication to be given by one Party to another under or in connection with the matters contemplated by the Scheme, shall be addressed to the recipient and sent to the address or facsimile number of such other Party provided in accordance with the BSC or (if not a BSC Party) set out in the Scheme Framework Agreement or otherwise to that Party's registered office.

4.2.2 Such notice or other communication, shall be in writing and shall be given by letter delivered by hand or sent by first class prepaid post (airmail if overseas) or facsimile, and shall be deemed to have been received:

(a) in the case of delivery by hand, when delivered; or

(b) in the case of first class prepaid post, on the second day following the day of posting or (if sent airmail overseas or from overseas) on the fifth day following the day of posting; or

(c) in the case of facsimile, on acknowledgement of the addressee's facsimile receiving equipment (where such acknowledgement occurs before 1700 hours on the day of acknowledgement) and in any other case on the day following the day of acknowledgement.

4.2.3 The provisions of this paragraph B4.2:

(a) extend to any notice or other communication to be given by or to the BSC Panel or the Executive Committee; and

(c) do not apply to any notice or communication to be given pursuant to the Transition Document (which shall be given in accordance with the applicable provisions, mutatis mutandis, of the BSC).

4.3 WAIVER

4.3.1 No delay by or omission of any Party in exercising any right, power, privilege or remedy under the Scheme shall operate to impair such right, power, privilege or remedy or be construed as a waiver thereof.

4.3.2 Any single or partial exercise of any such right, privilege or remedy shall not preclude any other or future exercise thereof or the exercise of any

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other right, power, privilege or remedy.

4.3.3 For the avoidance of doubt, the Parties acknowledge and agree that nothing in the Scheme shall exclude or restrict or otherwise prejudice or affect any of the rights, powers, privileges, remedies, duties and obligations of the Secretary of State or the Director General under the Act or any Licence or otherwise under applicable law.

4.4 RIGHTS OF THIRD PARTIES

4.4.1 The Parties do not intend that any third party shall have any rights, benefits, entitlements or privileges under the Scheme and the Scheme Framework Agreement, and nothing in the Scheme or the Scheme Framework Agreement shall be construed as conferring or purporting to confer any such right, benefit, entitlement or privilege on any such person.

4.4.2 The Parties do not intend that any term of the Scheme or the Scheme Framework Agreement shall be enforceable solely by virtue of the Contracts (Rights of Third Parties) Act 1999 by any person who is not a Party.

4.4.3 Save for the Secretary of State or Director General as provided in the Scheme, no third party consent shall be required to rescind, vary or modify the Scheme.

4.5 LANGUAGE

4.5.1 Every notice or other communication to be given by one Party to another under the Scheme shall be in the English language.

4.6 SEVERANCE OF TERMS

4.6.1 If any provision of the Scheme is or becomes invalid, unenforceable or illegal, or is declared to be invalid, unenforceable or illegal by any court of competent jurisdiction or by order of any other Competent Authority, such invalidity, unenforceability or illegality shall not prejudice or affect the remaining provisions of the Scheme which shall continue in full force and effect notwithstanding the same.

4.7 ENTIRE AGREEMENT

4.7.1 The Scheme and the Scheme Framework Agreement (as respects the Parties thereto) contain or expressly refer to the entire agreement between the Parties with respect to the subject matter thereof, and supersede all previous agreements or understandings between the Parties with respect thereto; and any warranty, condition or other term implied at law or by custom is (to the fullest extent permitted by law) expressly excluded therefrom.

4.7.2 Each Party acknowledges that in entering into or acceding to the Scheme Framework Agreement it does not rely on any representation, warranty or other understanding not expressly contained in the Scheme.


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4.8 ARBITRATION

4.8.1 Save where expressly stated in Part C or otherwise in the Scheme to the contrary and subject to any contrary provision of the Act or any Licence or the rights, powers, duties and obligations of the Director General or the Secretary of State under the Act, any Licence or otherwise howsoever, any dispute or difference of whatever nature howsoever arising under, out of or in connection with the Scheme between any one or more Parties shall be and is hereby referred to arbitration pursuant to the arbitration rules of the Electricity Arbitration Association in force from time to time.

4.8.2 For the avoidance of doubt:

(a) the provisions of paragraph B4.8.1 shall not apply in respect of:

(i) any dispute by any Party with the Panel or Executive Committee;

(ii) any dispute or difference arising under or out of the Pool Transfer Deed;

(b) any dispute or difference arising under, out of or in connection with any Core Industry Document, as amended pursuant hereto, shall be resolved in accordance with the applicable provisions of that document.

4.8.3 Whatever the nationality, residence or domicile of any Party and wherever the dispute or difference or any part thereof arose the law of England shall be the proper law of any reference to arbitration hereunder and in particular (but not so as to derogate from the generality of the foregoing) the seat of any such arbitration shall be England and Wales and the provisions of the Arbitration Act 1996 shall apply to any such arbitration wherever the same or any part of it shall be conducted.

4.8.4 The decision of the arbitrator pursuant to a reference under paragraph B4.8.1 shall be final and binding on each of the Parties and the Parties shall comply with such decision provided that (for the avoidance of doubt) the arbitrator shall not have the power to modify the Scheme. 4.8.5 References in this paragraph B4.8 to the Scheme include the Scheme Framework Agreement.

4.9 JURISDICTION

4.9.1 Subject and without prejudice to paragraph B4.8, and without prejudice to the provisions of Part C pursuant to which the Director General or Secretary of State may determine matters or settle any terms, all the Parties irrevocably agree that the courts of England and Wales are to have exclusive jurisdiction to settle any disputes which may arise out of or in connection with the Scheme and that accordingly any suit, action or proceeding (collectively proceedings)

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arising out of or in connection with the Scheme may be brought (and may only be brought) in such courts.

4.9.2 Each Party irrevocably waives any objection which it may have now or hereafter to the laying of the venue of any proceedings in any such court as is referred to in paragraph B4.9.1 and any claim that any such proceedings have been brought in an inconvenient forum and further irrevocably agrees that a judgment in any proceedings brought in the English or Welsh courts shall be conclusive and binding upon such Party and may be enforced in the courts of any other jurisdiction.

4.9.3 Any Party which is not a company incorporated under the Companies Act 1985 shall immediately on becoming a Party (or upon ceasing to be a company so incorporated) provide to BSCCo an address in England or Wales for service of process on its behalf in any proceedings provided that if any such Party fails at any time to provide such address, such Party shall be deemed to have appointed BSCCo as its agent to accept service of process on its behalf until and unless such Party provides BSCCo with an alternative address in England or Wales for these purposes.

4.9.4 For the avoidance of doubt nothing contained in the foregoing provision of this paragraph B4.9 shall be taken as permitting a Party to commence proceedings in the courts where the Scheme otherwise provides for the proceedings to be referred to arbitration or otherwise determined.

4.10 Governing law

4.10.1 The Scheme shall be governed by, and construed in all respects in accordance with, the laws of England and Wales.


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PART C - AMENDMENT OF CORE INDUSTRY DOCUMENTS

1. GENERAL

1.1 This Part C sets out or refers to amendments which are to be made to Core Industry Documents (other than the P&SA, to which Part E applies) and sets out steps to be taken (if any) by Parties for the purposes of making such amendments.

1.2 Unless otherwise specified in this Part C, all amendments to Core Industry Documents made or to be made pursuant to this Part C shall be made so as to take effect on and from:

(a) the Go-live Date, or

(b) in relation to (but only to the extent necessary to give effect to) provisions of the relevant document which (when so amended) will require or entitle any Party to take steps before the Go-live Date for the purposes of commencing trading under the BSC on the Go-live Date, such earlier time as is appropriate for that purpose, but for the avoidance of doubt such amendments shall not be made so as to vary or qualify the effect of such Core Industry Documents as they apply or applied in respect of periods prior to the date with effect from which such amendments are to be made.

1.3 This paragraph C1 applies to all Parties, and each other paragraph of this Part C shall apply to the Party or Parties or classes of Party specified in that paragraph (or, in the absence of any specification, to all Parties who are bound by or have rights in respect of the Core Industry Document referred to in such paragraph).

1.4 Without prejudice to the further provisions of this Part C, each Party:

(a) hereby agrees and acknowledges the amendment of each Core Industry Document made or to be made pursuant to this Part C, and, accordingly, grants or waives the requirement (if any) for its consent or approval to such amendment (and waives the requirement for any procedural steps which are not provided for in the Scheme); and

(b) shall take such further steps and do such further things within its power as may be necessary in order to perfect the amendment of Core Industry Documents pursuant to this Part C and shall facilitate the full and timely completion of those amendments; and

(c) shall use all reasonable endeavours to procure any necessary consents and approvals required to effect or give effect to the amendment pursuant to this Part C of Core Industry Documents (to which such Party is party) from persons who are not Parties


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(and to do so as soon as reasonably practicable after the Scheme Effective
Date); and

(d) shall discharge its obligations under this Part C as promptly and expeditiously as reasonably possible; and

(e) shall not take any step or exercise any right which is intended to or the effect of which (to the knowledge of such Party) is to hinder, frustrate or delay the full and timely amendment of the Core Industry Documents made or to be made under this Part C.

1.5 The requirements of, and obligations of Parties under, this Part C shall continue in force after the Go-live Date to the extent to which any amendment which is required to be made to a Core Industry Document under this Part C has not been made by that date.


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1.6 Paragraph C1.2 shall apply in respect of any amendment to a Core Industry
Document made (pursuant to this Part C) after the Go-live Date; provided that (without prejudice to the obligations of Parties under this Part C) this shall not require such amendment to be made in a manner which would impose on any Party an obligation such that:

(a) that Party would be in breach of that obligation, and

(b) that breach would be incapable of remedy by reason of the fact that the amendment is to have retrospective force.

1.7 Any dispute as to whether an amendment is to be made in a particular manner pursuant to paragraph C1.6 shall be referred to the Director General for determination. 1.8 The Secretary of State may, before the Go-live Date, designate further amendments to Core Industry Documents (as amended under the Scheme):

(a) to take account of any modification to the Scheme made pursuant to the Scheme Licence Conditions or to take account of any Transitional BSC Modifications (made in any of the circumstances set out in paragraph G5.3); or

(b) to take account of any matters which emerge as a result of the testing and trialling of computer systems and processes required to support the new electricity trading arrangements envisaged by the Scheme; or

(c) to correct any errors or omissions in the amendments designated, on or before the Scheme Effective Date, to Core Industry Documents pursuant to the Scheme and/or to resolve any inconsistencies between the provisions of the BSC and the Core Industry Documents (as so amended); or

(d) to make such changes as are necessary to ensure that the trading of electricity under or by reference to the BSC can commence and take place, where such trading would be prevented or materially hindered for the whole or a substantial part of the relevant market, or where the operation of the relevant market for such trading would be materially distorted, without such change; or

(e) to make any other minor consequential changes resulting from any of the changes referred to in paragraphs (a) to (d). and in any such case to be made in order to give (or continue to give) full and timely effect to the matters set out in the Scheme Licence Conditions; and the provisions of this Part C shall apply, mutatis mutandis, to any such further amendments (but so that references to the making of such amendments on or within a specified period after the Scheme Effective Date


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are replaced by references to the making of such amendments on or within such specified period after the date when such further amendments are designated).

1.9 Before designating further amendments to Core Industry Documents under paragraph C1.8, the Secretary of State shall consult Parties and such other persons as he considers appropriate and, for this purpose:

(a) consultation may be by way of, inter alia , electronic communication; and

(b) the period for responses shall be such as the Secretary of State thinks fit, taking into account the urgency, importance and complexity of the amendment but shall, in any event, be not less than 2 working days.

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1.10 Where:

(a) a Party is required to take a step under this Part C; and

(b) such Party has already taken such step (in conformity with the provisions of the Scheme) prior to the Scheme Effective Date, such step shall be deemed to have been taken by such Party under the Scheme as at the Scheme Effective Date.

1.11 Where and to the extent that this Part C provides that a matter may or shall be referred to the Director General or the Secretary of State (as the case may be) for determination, the Parties agree that such reference shall be the sole means of determining such matter and the Parties hereby waive any other rights whatsoever they may have in respect of such matter (but subject to the duties of the Director General and the Secretary of State at law).

2. GRID CODE

2.1 The Grid Code is to be amended so as to incorporate the changes designated on or before the Scheme Effective Date by the Secretary of State.

2.2 NGC shall amend the Grid Code in accordance with paragraph C2.1 upon receipt of a direction from the Director General to do so.

3. MCUSA

3.1 The MCUSA is to be amended so as to incorporate the changes designated on or before the Scheme Effective Date by the Secretary of State.

3.2 NGC shall amend the MCUSA in accordance with paragraph C3.1 upon receipt of a notice from the Director General requiring NGC to do so (issued as a result of the modification of the Transmission Licence by which the relevant Scheme Licence Condition was included therein), on behalf of itself and all other parties thereto, pursuant to the authority conferred on NGC by clause 25.1 of the MCUSA.

4. SUPPLEMENTAL AGREEMENTS

4.1 Where the parties to a Supplemental Agreement are Parties, that Supplemental Agreement is hereby amended to incorporate, mutatis mutandis, the changes designated on or before the Scheme Effective Date by the Secretary of State in respect of the relevant type of supplemental agreement (by reference to the pro forma of that type of supplemental agreement currently used by NGC).

4.2 Each Party which is party to a Supplemental Agreement referred to in paragraph C4.1 hereby agrees to the amendments to that Supplemental Agreement made pursuant to paragraph C4.1 and acknowledges that the Supplemental Agreement is so amended and incorporates the changes referred to in paragraph C4.1.

4.3 Where one or more parties to a Supplemental Agreement is not a Party, that Supplemental Agreement is to be amended so as to incorporate, mutatis mutandis, the changes designated on or before the Scheme Effective Date by the Secretary of State in respect of the relevant type of supplemental agreement (by reference to the pro forma of that type of supplemental agreement).

4.4 NGC shall amend in accordance with paragraph C4.3 each Supplemental Agreement to which paragraph C4.3 applies upon receipt of a notice from the Director General requiring NGC to do so (issued as a result of the modification of the Transmission Licence by which the relevant Scheme Licence Condition was included therein), on behalf of itself and the (or each) other party thereto, pursuant to the authority conferred on NGC by the clause in the Supplemental Agreement providing for variations.

4.5 Where a Supplemental Agreement contains special provisions which:

(a) are not contained in the pro forma of that type of supplemental agreement currently used by NGC (by reference to which amendments are designated pursuant to paragraph C4.1); and

(b) are required to be amended for the purposes for which the Scheme is established under the Scheme Licence Conditions, then such special provisions are to be amended to incorporate the changes necessary to give effect to and to be given effect in consequence of the coming into force, in place of the P&SA, of the BSC as it is to take effect from the Go-live Date.

4.6 In respect of each Supplemental Agreement referred to in paragraph C4.5, NGC shall prepare a draft agreement, setting out and giving effect to the amendments which are required pursuant to paragraph C4.5 to be made to the special provisions referred to in paragraph C4.5, and shall seek to agree the terms of such agreement with the other party to such Supplemental Agreement, failing which the provisions of paragraph C4.8 shall apply (and NGC shall amend such Supplemental Agreement to make the amendments settled by the Director General as referred to in paragraph C4.8 pursuant to the authority conferred on NGC by the clause in the Supplemental Agreement providing for variations).

4.7 Save where specifically stated otherwise in the changes designated by the Secretary of State pursuant to paragraph C4.1 (or, where paragraph C4.5 applies, agreed pursuant to paragraph C4.6 or if not so agreed settled under paragraph C4.8), the amendments made pursuant to this paragraph C4 shall take effect from the Go-live Date.

4.8 In the event of any dispute between the parties to a Supplemental Agreement as to the amendment of such Supplemental Agreement pursuant to this Part C which such parties are unable to resolve through discussion, NGC may (of its own volition) and shall (at the request of the other party) request that the Director General settle the terms of the amendment in order to establish the changes effected or required by the Scheme.

4.9 For the purposes of this paragraph C4, in relation to a Supplemental Agreement the "relevant type of supplemental agreement" means that type (of the six types of supplemental agreement referred to in clause 2.1 of the MCUSA) which corresponds to such Supplemental Agreement.

5. ANCILLARY SERVICES AGREEMENTS

5.1 Each Ancillary Services Agreement is hereby amended, insofar as it relates to Part 1 System Ancillary Services, to incorporate, mutatis mutandis, the changes designated on or before the Scheme Effective Date by the Secretary of State in respect of the relevant type of ancillary services agreement (by reference to the pro forma of that type of ancillary services agreement currently used by NGC).

5.2 Each Party which is party to an Ancillary Services Agreement hereby agrees to the amendments to that Ancillary Services Agreement made pursuant to paragraph C5.1 and acknowledges that the Ancillary Services Agreement is so amended and incorporates the changes referred to in paragraph C5.1.

5.3 For the avoidance of doubt, the provisions of the Ancillary Services Agreements insofar as they relate to Part 1 System Ancillary Services shall continue in force and shall not terminate notwithstanding any amendment, variation or termination of the P&SA under or envisaged by the Scheme, and notwithstanding the exercise by any party thereto of a right of termination of an Ancillary Services Agreement pursuant to any provisions thereof conferring such a right on the introduction of the new trading arrangements (but without prejudice to any effect the exercise of that right may have in respect of any
Part 2 System Ancillary Services and Commercial Ancillary Services).

5.4 Where an Ancillary Services Agreement contains special provisions, relating to Part 1 System Ancillary Services, which:

(a) are not contained in the pro forma of that type of ancillary services agreement currently used by NGC (by reference to which amendments are designated pursuant to paragraph C5.1); and

(b) are required to be amended for the purposes for which the Scheme is established under the Scheme Licence Conditions, then such special provisions are to be amended to incorporate the changes necessary to give effect to and to be given effect in consequence of the coming into force, in place of the P&SA, of the BSC as it is to take effect from the Go-live Date.

5.5 In respect of each Ancillary Services Agreement referred to in paragraph C5.4, NGC shall prepare a draft agreement, setting out and giving effect to the amendments which are required pursuant to paragraph C5.4 to be made to the special provisions referred to in paragraph C5.4, and shall seek to agree the terms of such agreement with the other party to such Ancillary Services Agreement, failing which the provisions of paragraph C5.7 shall apply (and NGC and the other party shall enter into an agreement to make the amendments settled by the Director General as referred to in paragraph C5.7).

5.6 Save where specifically stated otherwise in the changes designated by the Secretary of State pursuant to paragraph C5.1 (or, where paragraph C5.4 applies, agreed pursuant to paragraph C5.5 or if not so agreed settled under paragraph C5.7), the amendments made pursuant to this paragraph C5 shall take effect so as to apply in respect of Part 1 System Ancillary Services provided on and from the Go-live Date.

5.7 In the event of any dispute between the Parties who are party to an Ancillary Services Agreement as to the amendment of such Ancillary Services Agreement pursuant to this Part C, NGC may (of its own volition) or shall (at the request of the other such party) request that the Director General settle the terms of the amendment in order to establish the changes effected (in the case of paragraph C5.1) or required (in the case of paragraph C5.5) by the Scheme.

5.8 For the purposes of paragraph C5.1, in relation to an Ancillary Services Agreement, the "relevant type of ancillary services agreement" means:

(a) the "agreement for the payment of ancillary services";

(b) the "master agreement for the payment of ancillary services"; and/or

(c) the "supplemental agreement for the payment of ancillary services";

whichever one or more of which corresponds to such Ancillary Services Agreement.

5.9 For the avoidance of doubt, nothing in the Scheme shall prevent or restrict Parties who are party to an Ancillary Services Agreement from agreeing any change or variation to those provisions of such Ancillary Services Agreement which relate to Part 2 System Ancillary Services and/or Commercial Ancillary Services.

5.10 In this paragraph C5, "Part 1 System Ancillary Services", "Part 2 System Ancillary Services" and "Commercial Ancillary Services" shall have the meanings respectively ascribed to such terms in the Grid Code.

6. MASTER REGISTRATION AGREEMENT

6.1 The MRA is to be amended so as to incorporate the changes designated on or before the Scheme Effective Date by the Secretary of State and the Data Transfer Catalogue is to be revised (in accordance with this paragraph C6) to take account of such amendment. 6.2 For the avoidance of doubt, the provisions of the MRA in force immediately prior to the amendment of the MRA to be made pursuant to paragraph C6.1 shall apply (both before and after the Go-live Date) to the extent applicable in relation to registration services and the collection and aggregation of data performed prior to the Go-live Date for the purposes of trading under the P&SA.

6.3 BSCCo (or a Subsidiary of BSCCo nominated by BSCCo) shall be appointed as and shall be for the purposes of the MRA:

(a) BSC Agent with effect from the date when the amendments referred to in paragraph C6.1 take effect in accordance with paragraph C6.10; and

(b) Pool Agent (for the purposes of the provisions of the MRA referred to in paragraph C6.2 and any earlier version in force after the Scheme Effective Date) with effect from or as soon as reasonably practicable after the Scheme Effective Date, unless Poolserco Limited shall have been so appointed before the Scheme Effective Date.

6.4 Accordingly:

(a) not later than 14 days after the Scheme Effective Date, a meeting of MEC (the "MEC Meeting") shall take place and a resolution (in a form approved by the Director General) shall be passed at that meeting to give effect to the matters envisaged by this paragraph C6, including to:

(i) amend the MRA and revise the Data Transfer Catalogue in accordance with paragraph C6.1; and

(ii) ensure that a delegate is authorised to sign an Accession Agreement to admit BSCCo (or a Subsidiary of BSCCo) as a new party in its capacity as BSC Agent (unless already a party) and (subject as mentioned in paragraph C6.3(b)) as Pool Agent, (or a written resolution to that effect (in a form approved by the Director General) shall be passed in accordance with the provisions of the
MRA); and

(b) in accordance with paragraph C6.3, BSCCo (or a Subsidiary of BSCCo) shall become a party to the MRA as BSC Agent and (subject as mentioned in paragraph C6.3(b)) as Pool Agent.

6.5 Each Party which is a party to the MRA (the "MRA Party") shall take all reasonable steps to ensure that the MRA is amended in accordance with this paragraph C6, including without limitation:

(a) waive any rights to receive notice of the MEC Meeting or consent to the holding of those meetings on short notice;

(b) exercise any rights or powers it may have to ensure that the MEC Member (or his duly appointed alternate) which represents such Party attends, and exercises the right to vote at, the MEC Meeting or signs the relevant written resolution(s) (as the case may be); and

(c) procure that MRASCO takes such steps as are necessary to ensure that the matters envisaged by this paragraph C6 are given effect.

6.6 Each Party which is a Pool Member shall take all reasonable steps to ensure that the MRA is amended in accordance with this paragraph C6 and that (in accordance with and subject to paragraph C6.3) BSCCo (or a Subsidiary of BSCCo nominated by BSCCo) is appointed and authorised to act as BSC Agent and Pool Agent under the MRA, including without limitation the exercise of any rights or powers it may have to:

(a) ensure that EPFAL takes such steps as are required by it to give effect to the matters envisaged by this paragraph C6; and

(b) procure that the Pool MEC Member attends, and exercises its right to vote at, the MEC Meeting (or signs the relevant written resolutions).

6.7 Each Party which is a party to the Settlement Agreement for Scotland shall take all reasonable steps to ensure that the MRA is amended in accordance with this paragraph C6, including without limitation the exercise of any rights or powers it may have to:

(a) ensure that SESL takes such steps as are required by it to give effect to the matters envisaged by this paragraph C6; and

(b) procure that the SESL Member attends, and exercises its right to vote at, the MEC Meeting (or signs the relevant written resolutions).

6.8 Failure by any MRA Party or any Party referred to in paragraphs C6.6 or C6.7 to take any of the steps referred to in paragraph C6.5, C6.6 or C6.7 (as the case may be) shall not impair or invalidate any steps taken by any other Party in accordance with this paragraph C6.

6.9 No Party shall take any step which is intended to or the effect of which (to the knowledge of such Party) is to delay or hinder the amendment of the MRA in accordance with this paragraph C6.

6.10 The amendment of the MRA to be made pursuant to paragraph C6.1 shall be made upon the passing of the resolution referred to in paragraph C6.4(a)(i), such amendment to take effect as set out in paragraph C1.2 and the Parties shall ensure that MRASCO notifies the Director General and BSCCo of such amendment promptly upon the passing of such resolution.

6.11 BSCCo (or a Subsidiary of BSCCo) shall execute an Accession Agreement in order to be admitted (in accordance with and subject to paragraph C6.3) as a party to the MRA in its capacity as BSC Agent and as Pool Agent (unless already admitted as a party).

6.12 The MRA Parties shall ensure that the Data Transfer Catalogue is revised (such revisions to be approved in advance by the Director General) to take account of the amendments to be made to the MRA pursuant to paragraph C6.1.

6.13 Capitalised terms used in this paragraph C6 and not otherwise defined in the Scheme shall bear the meanings ascribed to such terms respectively in the MRA.

7. DATA TRANSFER SERVICE AGREEMENT

7.1 The Data Transfer Service Agreement is to be amended so as to incorporate the changes necessary to give effect to, or to be given effect in consequence of, the coming into force, in place of the P&SA, of the BSC as it is to take effect from the Go-live Date.

7.2 Each Party which is party to the DTSA shall take all reasonable steps to effect the amendment referred to in paragraph C7.1 and shall use all reasonable endeavours to procure that the Service Controller (as defined in the DTSA) makes such amendments in accordance with the provisions of this Part C.

8. BRITISH GRID SYSTEMS AGREEMENT

8.1 The British Grid Systems Agreement is to be amended so as to incorporate the changes necessary to give effect to, or to be given effect in consequence of, the coming into force, in place of the P&SA, of the BSC as it is to take effect from the Go-live Date.

8.2 The changes referred to in paragraph C8.1 shall be those established and approved in accordance with the provisions of this paragraph C8.

8.3 Each Party which is party to the British Grid Systems Agreement shall:

(a) use all reasonable endeavours to agree and establish the changes required to be made pursuant to paragraph 8.1;

(b) notify such changes to the Director General as soon as reasonably practicable and, in any event, within 14 days after the Scheme Effective Date;

(c) ensure that those of the changes notified to the Director General as are approved by the Director General are made to the British Grid Systems Agreement.

8.4 In the event of any dispute between the Parties referred to in paragraph C8.3 as to the changes to be established and notified to the Director General (or any failure for whatever reason to notify changes to the Director General in accordance with paragraph C8.3), the Director General may issue a notice to such Parties setting out the changes to be made to the British Grid Systems Agreement for the purposes of paragraph C8.1 and the Parties shall ensure that those changes are made.

8.5 NGC shall be responsible for publishing the version of the British Grid Systems Agreement incorporating the changes approved by the Director General pursuant to paragraph C8.3 or required by the Director General pursuant to paragraph C8.4 in such manner as the Director General may direct (or, in the absence of any such direction, NGC shall publish such version on its website) as soon as reasonably practicable following determination of the changes by the Director General.

9. USE OF INTERCONNECTOR AGREEMENT

9.1 The Use of Interconnector Agreement is to be amended to incorporate the changes necessary to give effect to, or to be given effect in consequence of, the coming into force, in place of the P&SA, of the BSC as it is to take effect from the Go-live Date.

9.2 The changes referred to in paragraph C9.1 shall be those established and approved in accordance with the provisions of this paragraph C9.

9.3 Each Party which is party to the Use of Interconnector Agreement shall:

(a) use all reasonable endeavours to agree and establish the changes required to be made pursuant to paragraph C9.1;

(b) notify such changes to the Director General as soon as reasonably practicable and, in any event, within 14 days after the Scheme Effective Date;

(c) ensure that those of the changes notified to the Director General as are approved by the Director General are made to the Use of Interconnector Agreement.

9.4 In the event of any dispute between the Parties referred to in paragraph C9.3 as to the changes to be established and notified to the Director General (or any failure for whatever reason to notify changes to the Director General in accordance with paragraph C9.3), the Director General may issue a notice to such Parties setting out the changes to be made to the Use of Interconnector Agreement for the purposes of paragraph C9.1 and the Parties shall ensure that those changes are made.

10. SETTLEMENT AGREEMENT FOR SCOTLAND

10.1 The SAS is to be amended so as to incorporate the changes necessary to give effect to and to be given effect in consequence of the coming into force, in place of the P&SA, of the BSC as it is to take effect from the Go-live Date.

10.2 Each Party which is a party to SAS shall take all reasonable steps to ensure the amendment of the SAS in accordance with paragraph C10.1.

11. DISTRIBUTION CODES

11.1 The Distribution Codes are to be amended so as to incorporate the changes designated by the Secretary of State on or before the Scheme Effective Date.

11.2 Each PES Distribution Company shall amend its
Distribution Code in accordance with paragraph C11.1 upon receipt of a direction by the Director General to do so.

12. DISTRIBUTION USE OF SYSTEM AGREEMENTS

12.1 Each Distribution Use of System Agreement, the parties to which are Parties, is to be amended to incorporate the changes necessary to give effect to, or to be given effect in consequence of, the coming into force, in place of the P&SA, of the BSC as it is to take effect from the Go-live Date.

12.2 In the event of any dispute between the Partie s which are parties to a Distribution Use of System Agreement as to the changes which are required to be made pursuant to paragraph C12.1, the Public Distribution System Operator may (of its own volition) or shall (if requested by the other such party) refer such matter to the Director General for determination and the Parties shall make such changes to the relevant Distribution Use of System Agreement as may be determined by the Director General.

13. DISTRIBUTION CONNECTION AGREEMENTS

13.1 Each Distribution Connection Agreement, the parties to which are Parties, is to be amended to incorporate the changes necessary to give effect to, or to be given effect in consequence of, the coming into force, in place of the P&SA, of the BSC as it is to take effect from the Go-live Date.

13.2 In the event of any dispute between the Parties which are parties to a Distribution Connection Agreement as to the changes which are required to be made pursuant to paragraph C13.1, the PES Distribution Company may (of its own volition) or shall (if requested by the other such party) refer such matter to the Director General for determination and the Parties shall make such changes to the relevant Distribution Connection Agreement as may be determined by the Director General.

PART D - ESTABLISHMENT OF PANEL, BSCCO AND THE BSC CLEARER

1. PARTIES

1.1 This Part D applies to Parties who are BSC Parties on or at any time after the Scheme Effective Date.

2. ESTABLISHMENT OF PANEL

2.1 Subject to paragraph
D2.2, the BSC Panel shall comprise the following Panel Members on the Scheme Effective Date, who have been appointed by the relevant person(s) or body for the purposes of Section B of the BSC, and such persons shall be deemed to have been appointed under and in accordance with the following provisions of Section B of the BSC in each case, except in the case of the Panel Chairman, for an initial term expiring on September 30 th 2002:

(a) Panel Chairman (Section B1.1.2(a)): Nicholas Durlacher for a term expiring on September 30 th 2003

(b) Panel Members appointed by Trading Parties (Section B1.1.2(b)):
David Lewis
Graham Thomas
Jan Devito
Eddie Cumberland
Barbara Vest

(c) Panel Members appointed by a body representing consumers (Section
B1.1.2(c)):
David Burditt
Robert Spears

(d) a Panel Member appointed by NGC (Section B1.1.2(d)):
Phil Lawton

(e) Panel Members appointed by the Chairman (Section B1.1.2(e)):
The Rt Hon Lady Wilcox
Prof Richard Brealey

(f) Panel Member appointed by the Chairman (Section B1.1.2(f)):
Anthony Bramley

2.2 The appointments referred to in paragraph D2.1 shall take effect on and from the Scheme Effective Date as if they had been made under and in accordance with the relevant provisions of Section B of the BSC indicated in paragraph D2.1, subject to fulfilment (where applicable) of the provisions of Sections B2.1.3 and B2.8.2(a) and (b) of the BSC, and if such provisions have not been fulfilled by the Scheme Effective Date, the appointment shall not be effective and the provisions of Section B of the BSC, as to the appointment of Panel Members where any of them ceases to hold office before expiry of his term of office, shall apply.

3. ESTABLISHMENT OF BSCCO

3.1 Subject to paragraph 3.3, the Board of BSCCo shall comprise the following Directors on the Scheme Effective Date, and such persons shall be deemed to have been appointed (where applicable, but subject as provided in paragraph D2.2) under and in accordance with the following provisions of Section C of the BSC:

(a) Chairman (being the person who is BSCCo Chairman) (Section C4.1.1(a):
Nicholas Durlacher

(b) Panel Members nominated as Directors (Section C4.2): Graham Thomas Barbara Vest

(c) Directors nominated by the Panel Chairman (Section C4.3): Scott Nelson and, for the avoidance of doubt, the Panel Chairman shall be entitled to nominate a second person as a Director of BSCCo under and in accordance with Section C4.3 of the BSC.

3.2 The Secretary of BSCCo appointed as at the Scheme Effective Date shall be Linda Coe.

3.3 The appointments referred to in paragraphs D3.1 and D3.2 shall take effect on and from the Scheme Effective Date but subject to the giving of the required consents to act by the persons so appointed.

3.4 The Chief Executive of BSCCo appointed as at the Scheme Effective Date shall be Brian Saunders, who shall be deemed to have been appointed under and in accordance with Section C4.6.1 of the BSC.

3.5 On or before the Scheme Effective Date, there shall be passed shareholders resolutions of BSCCo:

(a) to amend clause 3 of its Memorandum of Association so that such Memorandum is in the form designated on or before the Scheme Effective Date by the Secretary of State;

(b) to amend its Articles of Association so as to be in the form designated on or before the Scheme Effective Date by the Secretary of State.

3.6 On or before the Scheme Effective Date there shall be held a meeting of the board of directors of BSCCo for the purposes of resolving: (a) to accept the resignation of the directors and secretary in office immediately before the Scheme Effective Date;

(b) to note the appointment of new directors and secretary in accordance with paragraph D3.1 and D3.2;

(c) to appoint a Chairman in accordance with paragraph D3.1;

(d) to enter into the Pool Transfer Deed;

(e) to appoint Brian Saunders as Chief Executive;

(f) to change, as the directors shall think fit, the auditors, accounting reference date and registered office of BSCCo.

3.7 NGC shall:

(a) secure that the persons who are directors and secretary of BSCCo immediately before the Scheme Effective Date resign (after passing resolutions in accordance with paragraph D3.6(a) and(b)) with effect from the Scheme Effective Date and waive claims for compensation;

(b) otherwise comply with Section C2.3 of the BSC as if the matters set out in this paragraph D3 were the subject of provisions of the BSC for the purposes of Section C2.3.2 thereof

4. ESTABLISHMENT OF BSC CLEARER

4.1 In accordance with Section C7.5 of the BSC, the directors of the BSC Clearer with effect from the Scheme Effective Date shall be the same persons as are appointed as directors of BSCCo under paragraph D3.1.

4.2 On or before the Scheme Effective Date, there shall be passed shareholders resolutions of the BSC Clearer: (a) to amend clause 3 of its Memorandum of Association so that such Memorandum is in the form designated on or before the Scheme Effective Date by the Secretary of State; (b) to amend its Articles of Association so as to be in the form designated on or before the Scheme Effective Date by the Secretary of State.

4.3 BSCCo shall comply with Section C7.3.3 of the BSC as if the matters set out in paragraph D4.1 and D4.2 were the subject of provisions of the BSC.

4.4 BSCCo shall procure that the BSC Clearer shall execute the Scheme Framework Agreement and the BSC Framework Agreement on the Scheme Effective Date.

PART E - POOL-RELATED MATTERS AND POOL TRANSFER

1. PARTIES

1.1 This Part E applies to BSCCo and Parties who are parties to the P&SA on or at any time after the Scheme Effective Date and in addition (as to paragraphs E4 and E5) to Parties who are BSC Parties.

1.2 Unless otherwise defined in the Scheme, capitalised terms used in this Part E shall bear the meanings ascribed to such terms in the P&SA.

2. POOL MEMBER RESOLUTIONS AND AMENDMENTS TO THE P&SA

2.1 The P&SA is to be amended so as to incorporate, from the Scheme Effective
Date:

(a) the amendments to take effect from the Scheme Effective Date;

(b) the amendments to take effect from the Go-live Date;

(c) the amendments to take effect from the Pool Run-off Date, each as set out in the schedule to the Pool Resolutions set out in Annex 3 (such amendments being referred to as the "P&SA AMENDMENTS").

2.2 Each Party shall take such steps and exercise such rights as are within its power to ensure that the P&SA Amendments are made and come into full force and effect in accordance with paragraph E2.1, including (so far as applicable to such Party) the steps described in this paragraph E2.

2.3 On or before the Scheme Effective Date resolutions (the "POOL RESOLUTIONS") as set out in Annex 3 shall be passed at the following meetings (or the equivalent written resolutions shall be obtained) to effect the P&SA Amendments:

(a) a general meeting of Pool Members;

(b) a general meeting of Suppliers;

(c) a general meeting of Generators;

(d) a general meeting of Public Electricity Suppliers.

2.4 Each Party shall exercise such rights and take such steps as are within its power at or in respect of each meeting which takes place pursuant to paragraph E2.3 to ensure that all necessary procedures are implemented and complied with as soon as possible in order to effect the P&SA Amendments, including:

(a) waiving the requirement for notice or consenting to short notice of such meetings;

(b) procuring attendance by relevant representatives at such meetings;

(c) exercising the right to vote at such meeting.

2.5 No Party shall take any step which is intended to or the effect of which (to the knowledge of such Party) is to delay or hinder the making or implementation of the P&SA Amendments.

2.6 Any failure by a Party to exercise its rights or to take such steps required or envisaged by paragraph E2 to effect the P&SA Amendments shall not impair or invalidate in any way the steps taken by any other Party or Parties hereunder.

2.7 Notwithstanding the foregoing, the execution of and/or accession to the Scheme Framework Agreement by all Pool Members shall (by virtue of this paragraph E2.7) be treated as the signing of, and shall constitute and take effect as, a resolution in writing (of Pool Members and each class thereof referred to in paragraph E2.3) in the terms of the Pool Resolutions for the purposes of clause 12.8 of the P&SA (unless such resolutions have earlier been passed).

2.8 So far as (in addition to the steps to be taken under paragraph E2.3) the consent of any Party to the P&SA Amendments is required by the P&SA, each Party hereby consents to the P&SA Amendments and signature by each Party of the Scheme Framework Agreement shall constitute the giving of such consent.

2.9 Each Party shall use all reasonable endeavours to procure any necessary consents and approvals (other than those referred to in paragraph E2.10) required to effect or give effect to the P&SA Amendments from parties who are not Parties to the Scheme (and to do so as soon as reasonably practicable after the Scheme Effective Date).

2.10 The amendments made pursuant to this paragraph E2 shall be subject to the giving of consent by the Director General and the Secretary of State for the purposes of clauses 6.1 and 6.2 of the P&SA and any other provision of the P&SA requiring the consent of either of them to such amendments.

2.11 Each Party shall use its reasonable endeavours to procure that Pool Members who are not parties to the Scheme shall sign the Scheme Framework Agreement.

2.12 The P&SA Amendments shall be incorporated into the P&SA with effect from the passing of the resolutions at the relevant meetings (or the signing of written resolutions) referred to in paragraph E2.3 or, where necessary, upon the later of the passing of such resolutions and obtaining the third party consents (as referred to in paragraphs E2.9 and E2.10) required by the P&SA.

2.13 The provisions of paragraph C1.8 and C1.9 shall apply, mutatis mutandis (and as if paragraph E2.1 referred to amendments designated by the Secretary of State), in relation to the amendment of the P&SA pursuant to this Part E.

3. POOL TRANSFER

3.1 Each Party who is a Pool Member shall enter into and comply with the Pool Transfer Deed.

3.2 BSCCo shall enter into and comply with the Pool Transfer Deed.

4. TRANSITIONAL MATTERS

4.1 APPOINTMENT OF BSCCO AS CHIEF EXECUTIVE

4.1.1 With effect from the Scheme Effective Date BSCCo shall be appointed, and BSCCo agrees to act, as Chief Executive (which in this Part E shall have the meaning given to that term in the P&SA) for the purposes of the P&SA in place of the person then appointed to that office.

4.1.2 BSCCo shall continue to act as Chief Executive until the Pool Run-off Date and (so far as there then remain functions which may be performed by the Chief Executive under the

P&SA, and in addition to its functions pursuant to the Pool Supplement) thereafter, subject to the further provisions of this paragraph E4.1, until the earlier of:

(a) the second anniversary of the Go-live Date (or such later date as the BSC Panel may agree); and

(b) the date on which the P&SA is terminated.

4.1.3 BSCCo shall not be removed or replaced as Chief Executive before the Pool Run-off Date without the approval of the Director General.

4.1.4 The initial terms of reference of BSCCo as Chief Executive shall be those set out in Annex 4; provided that:

(a) subject to paragraph E4.1.5, such terms may be amended by the Executive Committee with the consent of BSCCo;

(b) with effect from the Pool Run-off Date such terms of reference shall be (and shall be treated as) revised so as to exclude all functions associated with activities which are then governed by the Pool Supplement or have ceased to be carried out pursuant to the P&SA.

4.1.5 There shall not be assigned to BSCCo in the capacity of Chief Executive any material duties and responsibilities beyond those set out in Annex 4 without the approval of the BSC Panel.

4.2 POOL ADMINISTRATION

4.2.1 Subject to paragraphs E4.2.2 and E4.2.3, BSCCo shall, from the Scheme Effective Date until the Pool Run-off Date, and in accordance with the reasonable instructions (if any) of the Executive Committee:

(a) hold, deploy, manage, administer and make available the personnel, contracts, assets and other resources acquired by BSCCo (or procure the same where such resources are held by a Subsidiary so acquired) pursuant to the Pool Transfer Deed or otherwise held by BSCCo so as to enable BSCCo to discharge its duties and functions as Chief Executive and otherwise to support the implementation and administration of the P&SA;

(b) in particular, meet, pay or reimburse the costs and expenses set out in paragraph 6.1 of Schedule 31 to the P&SA and Stage 2 Operational Costs.

4.2.2 It is acknowledged that BSCCo will also hold, deploy, manage, administer and make available the resources referred to in paragraph E4.2.1(a) in order to discharge its duties and functions under the BSC and pursuant to other provisions of the Scheme, and accordingly paragraph E4.2.1 shall apply on a non-exclusive basis and subject to paragraph E4.3.

4.2.3 So far as the Pool Transfer Deed makes provision for the basis on which BSCCo is to hold any contract (acquired by BSCCo pursuant to the Pool Transfer
Deed) with a person (the 'contractor') which is to be a BSC Agent, the Parties agree that:

(a) BSCCo shall be entitled (notwithstanding any such provision) to give instructions to the contractor and otherwise exercise the rights under the contract as may be reasonably necessary for or in connection with any of the matters contemplated by Part F or paragraphs G3, G4 and G5, provided that this has no material adverse effect on the implementation of the P&SA and does not constitute a material variation or waiver of rights and obligations of Pool Members pursuant to such contract;

(b) subject to paragraph

(c), Section C5.1 (excluding references to Section C5.2) of the BSC shall apply (as if incorporated mutatis mutandis into the Pool Transfer Deed) in relation to BSCCo's obligations under the Pool Transfer Deed in relation to such contract;
(c) paragraph (b) shall not operate to exclude any liability of BSCCo to a Pool Member pursuant to the Pool Transfer Deed in respect of amounts payable to or claims made by the contractor under the contract.

4.2.4 The provisions of Section C5.1 (but not Section C5.2) of the BSC shall apply, mutatis mutandis, in respect of the functions of BSCCo under this paragraph E4.2 as if such functions were functions of BSCCo under the BSC and as if references to Parties in Section C5 were to Pool Members.

4.3 CONFLICTS FOR BSCCO

4.3.1 In the event that:

(a) any conflict (including a conflict as to the allocation of BSCCo's resources) arises between the performance by BSCCo of its duties and functions as Chief Executive or under paragraph E4.2.1 and the performance of its duties and functions under the BSC and under any other provision of the Scheme, and

(b) such conflict cannot be resolved by discussions between BSCCo, the BSC Panel and the Executive Committee BSCCo may (and if required by the Panel or the Executive Committee shall) refer the matter to the Director General and shall be entitled to act and shall not be in breach of any of its various duties and functions by acting in accordance with the Director General's decision.

4.4 ROLE OF PEC AND POOL MEMBERS

4.4.1 It is agreed that with effect from the Scheme Effective Date and until the Pool Run-off Date, Pool Members and other Parties which are party to the P&SA on or after the Scheme Effective Date (in the exercise of their rights as such under the P&SA) and the Executive Committee:

(a) shall co-operate with BSCCo, the BSC Panel and the NETA Programme, with a view (so far as their rights, powers, duties or functions are relevant thereto) to facilitating NETA Implementation and ensuring co-ordination in the operation of the P&SA and in the implementation and operation of the BSC and the Scheme;

(b) shall not exercise any of their powers and functions under the P&SA, and in particular shall not amend (or agree to amend) the P&SA (including any Agreed Procedure, Service Line, Supplier Service Line or Code of Practice), or other document subsisting under the P&SA, in such a way as would (to their knowledge) conflict with, impede or delay NETA Implementation; provided that nothing done for the purposes of implementing the P&SA in accordance with its terms, or complying with any request made by the NETA Programme, shall be a breach of this paragraph (b);

(c) shall not, without the prior approval of the Director General, make or procure any change to the Stage 2 Settlement System or Stage 2 Software which would result in any increase in the extent of the differences (as at the Scheme Effective Date) between

(i) the Stage 2 Settlement System or Stage 2 Software and

(ii) the assets, systems, procedures or software which are necessary in order to implement Supplier Volume Allocation, except only to the extent to which emergency circumstances make it necessary to do any such thing (in order to allow Settlement under the P&SA to continue) before it is possible to seek the approval of the Director General.

5. TRANSITIONAL FUNDING ARRANGEMENTS

5.1 GENERAL

5.1.1 This paragraph E5 sets out arrangements applying in respect of the costs and expenses incurred by BSCCo in the Transitional Period.

5.1.2 For the purposes of this paragraph E5:

(a) "BSCCo Transitional Costs" means the costs, expenses and other outgoings of BSCCo accruing in the Transitional Period (including all amounts for which BSCCo is liable as set out in Section D2.1.2 of the BSC, construed mutatis mutandis);

(b) "SCHEDULE 31" means Schedule 31 to the P&SA;

(c) BSCCo Transitional Costs shall include all amounts representing undischarged liabilities of Pool Members accruing before the Scheme Effective Date for which BSCCo assumes liability pursuant to the Pool Transfer Deed;

(d) references to costs or expenses of or incurred by BSCCo or amounts for which it is liable include costs or expenses of or incurred by any Subsidiary of BSCCo or amounts for which any such Subsidiary is liable.

5.1.3 The categories of BSCCo Transitional Costs shall be as follows (in each case so far as accrued before the Go-live Date):

(a) costs and expenses incurred by BSCCo in connection with the discharge of its functions under paragraph E4.2, including such costs and expenses as are referred to in paragraph E4.2.1(b);

(b) costs and expenses incurred and other expenditure funded by BSCCo:

(i) in relation to NETA Implementation pursuant to, and authorised in accordance with arrangements made pursuant to, Part G, including amounts payable or liability incurred under the BSC Agent Contracts with the FAA,

CDCA, SAA, BMRA, TAA (for CVA Volume Allocation), ECVAA and CRA;

(ii) in preparation for the discharge of its functions on and from the Go-live Date, and in particular in securing and organising the personnel, systems and other resources to be employed by BSCCo for such purposes, and not being costs and expenses which would in any event have been incurred in the implementation or administration of the P&SA in the absence of NETA Implementation.

5.1.4 BSCCo shall allocate all BSCCo Transitional Costs to one or other of the categories in paragraphs E5.1.3(a) and (b) on the basis of allocation principles approved by the BSC Panel.

5.1.5 Section D of the BSC shall apply in respect of the period prior to the Go-live Date only to the extent provided in paragraph E5.3.

5.2 Recovery of Authorised Pool Expenditure

5.2.1 For the purposes of this paragraph E5.2, "AUTHORISED POOL EXPENDITURE" means

(a) expenditure in respect of the period commencing 1 st April 2000 (and, so far as any such expenditure remains outstanding or unrecovered, any earlier period) authorised by Pool Members pursuant to the P&SA prior to the date of exercise of the power referred to in the definition of 'Scheme Licence Condition' (and up to the amount so authorised); and

(b) any further expenditure in respect of that period so authorised by Pool Members after that date; and whether such expenditure is incurred or funded by or on behalf of Pool Members (where accruing before the Scheme Effective Date) or by BSCCo (where accruing after the Scheme Effective Date).

5.2.2 Subject to the provisions of this paragraph E5, Part 4 of Schedule 31 shall continue to apply in accordance with its terms and shall not be affected by the fact that (in accordance with paragraph E4.2) Authorised Pool Expenditure is incurred by BSCCo with effect from the Scheme Effective Date.

5.2.3 For the purposes of Part 4 of Schedule 31:

(a) the period from 1 st April 2000 until the day before the Go-live Date shall be considered to be an Accounting Period; and the provisions of Part 4 of
Schedule 31 (including without limitation provisions as to final determination of volumes, Contributory Shares, other shares and amounts and the reconciliation and adjustment in respect of payments by Pool Members) shall apply in respect of such period on that basis, with any such adjustments as the Executive Committee or, after the Pool Run-off Date, the BSC Panel may determine to be appropriate to take account of the fact that such Accounting Period is so varied;

(b) so far as is necessary to give effect to the P&SA (as then in force, and subject to the Pool Supplement) the period from the Go-live Date to 31 st March 2001 shall be considered to be a further separate Accounting Period.

5.2.4 In relation to Authorised Pool Expenditure accruing in the period from the Scheme Effective Date to the day before the Go-live Date, EPFAL shall in accordance with Part 4 of Schedule 31:

(a) collect from Pool Members the amounts payable by them pursuant to Part 4 of
Schedule 31 in respect of Authorised Pool Expenditure; and

(b) pay over to BSCCo, out of the amounts so collected, all amounts incurred from time to time by BSCCo in respect of Authorised Pool Expenditure (and including amounts n respect of VAT);

and BSCCo shall apply such amounts received by it in or towards meeting, paying or reimbursing the costs and expenses referred to in paragraph E4.2.1(b) or otherwise incurred by it as BSC Transitional Costs within paragraph E5.1.3(a).

5.2.5 For the avoidance of doubt BSCCo will hold amounts paid over to it by EPFAL on its own account and not as trustee for any purposes, and such amounts shall be released from any trust upon which they are held by EPFAL upon being so paid over to BSCCo.

5.2.6 Each Party hereby undertakes to BSCCo to pay to EPFAL all amounts payable by it pursuant to Part 4 of Schedule 31 in respect of Authorised Pool Expenditure and to indemnify and hold harmless BSCCo in respect of any failure by such Party to make any payment so required to be made by such Party (including without limitation any payment required to be made pursuant to Part 4 of Schedule 31 in consequence of the failure of any other Party to make such a payment).

5.2.7 BSCCo and EPFAL shall co-operate to establish arrangements to ensure continuity in the collection (before and after the Scheme Effective Date) of such amounts and for co-ordinating the invoicing and collection of such amounts with the incurring by BSCCo of Authorised Pool Expenditure.

5.2.8 In this paragraph E5.2 references to EPFAL include any other person which the Executive Committee may nominate pursuant to paragraph 6.9 or (as the case may be) 7.8 of Schedule 31, provided that such person has first agreed with BSCCo to the terms set out in this paragraph E5.2.

5.3 RECOVERY OF FURTHER BSCCO TRANSITIONAL COSTS

5.3.1 It is anticipated that BSCCo will fund BSCCo Transitional Costs, in excess of the amounts recoverable as Authorised Pool Expenditure, by borrowings.

5.3.2 Notwithstanding paragraph E5.3.1, BSCCo shall be entitled to recover from Pool Members, and each Pool Member agrees and undertakes to pay to BSCCo its Contributory Share of, all amounts in respect of BSCCo Transitional Expenditure (in excess of the amounts recoverable as Authorised Pool Expenditure), to the extent to which BSCCo does not fund such amounts by borrowings in the Transitional Period, or is required to pay or repay any amount in respect of such borrowings and not itself financed by borrowings; (and Annex D-5 of the BSC provides for the subsequent recovery by Pool Members of amounts so paid).

5.3.3 Paragraph G6.3 sets out the basis on which Section D of the BSC shall apply for the purposes of giving effect to paragraph E5.3.2.

5.3.4 In this paragraph E5.3, references to Pool Members are to BSC Parties which are Pool Members.

5.4 GENERAL

5.4.1 Without prejudice to the specific arrangements provided for in this paragraph E5, BSCCo shall, and other Parties shall cooperate with BSCCo to enable it to, make and implement arrangements relating to the transition (at the Go-live Date) from:

(a) the incurring and recovery of BSC Transitional Costs (within paragraph E5.1.3(a)) under the Scheme and the P&SA, to the incurring and recovery of BSC Costs under the BSC;

(b) the collection and payment of Supplier charges under the Appendix to
Schedule 26 of the P&SA, to the equivalent arrangements under Annex S-1 of the BSC; which so far as practicable ensure continuity in and proper accounting for (and in particular avoid any double counting of or omitting to account for) such matters, and allocate appropriately costs or amounts which accrue before or after the Go-live Date but are paid or recovered respectively after or before that date.

5.4.2 For the purposes of paragraph 1 of Annex D-5 of the BSC, in relation to the Quarter commencing with the BSC 1998 Start Date (being the first Quarter in respect of which the provisions of that Annex apply):

(a) the Chargeable 1998 MWh so far as relating to the part of that Quarter which precedes the Go-live Date shall be determined by reference to the equivalent quantities under Schedule 22 of the P&SA;

(b) the amount payable by each Supplier shall be determined to include a reconciliation (in respect of the previous Quarter) as provided in paragraph
1.2.6 of that Annex by reference to what was determined under Schedule 22 of the P&SA to be payable in respect of that preceding Quarter;

(c) otherwise, the provisions of that Annex shall be given effect so far as practicable in continuity of the equivalent provisions in Schedule 22 of the P&SA.

5.4.3 For the avoidance of doubt, nothing in the Scheme shall be construed as making BSCCo liable to bear, pay, fund or reimburse any costs, expenses or liability incurred under or pursuant to Schedule 4 or Schedule 15 of the P&SA.

5.4.4 In the Scheme "Contributory Share" has the meaning given to that term in the P&SA, subject to paragraph E5.2.3(a); and the Contributory Shares of Pool Members in respect of any period ending after the Go-live Date (for any purpose of the P&SA or the Scheme which requires such Contributory Shares to be determined) shall be deemed to be equal to the Contributory Shares determined under the P&SA in respect of the period ending (in accordance with paragraph E5.2.3(a)) immediately before the Go-live Date.

6. POOL SUPPLEMENT

Each Party which is a Pool Member and is not a BSC Party undertakes to be bound by the Pool Supplement (as the same takes effect in accordance with, and as from time to time modified pursuant to, the Code) as if such Party were a BSC Party.

PART F - TESTING, PRE-PRODUCTION, PARALLEL RUNNING AND ENTRY

1. GENERAL

This Part F applies to and is binding on the Parties specified in each paragraph of this Part F or, if no such specification is made, all Parties.

2. INTERPRETATION

For the purposes of this paragraph F:

(a) "NGC SYSTEMS " means the computer systems and processes of NGC which support operation of the Balancing Mechanism where and to the extent only that such systems and processes interface with BSC Parties and/or BSC Agents;

(b) "BALANCING MECHANISM" means the arrangements for the submission of Physical Notifications and the offer and acceptance of Bids and Offers as described in Section Q of the BSC and BC1 and BC2 of the Grid Code (as to be amended under paragraph C2).

3. TESTING AND PRE-PRODUCTION

3.1 For the purposes of this paragraph F3:

(a) "TESTING" means market integration testing of the various BSC Systems and the NGC Systems, being testing designed to demonstrate that such systems are integrated so as to be able to provide the services for which they are required under the BSC;

(b) "PRE-PRODUCTION" means the running of those BSC Systems and NGC Systems as are available from time to time and which are intended for use at or after the Go-live Date, with the participation of those BSC Parties who are ready for Pre-Production, in a simulation of the Balancing Mechanism and Settlement processes;

(c) "TESTING AND PRE-PRODUCTION TERMS AND CONDITIONS" means, in relation to Testing or Pre-Production (as the case may be), the terms and conditions set out in the document contained in Annex 1 to the Scheme, as they apply to Testing or Pre-Production (as the case may be).

3.2 It is acknowledged and accepted that it is not practical or feasible to permit all Parties (or other persons) to participate in Testing and, accordingly, the NETA Programme may select persons to participate in Testing as it sees fit (from amongst those wishing to participate in such Testing).

3.3 The Testing and Pre-Production Terms and Conditions shall apply to Testing and Pre-Production and each Party which participates as a Participant (as defined in the Testing and Pre-Production Terms and Conditions) in Testing and/or Pre-Production shall be bound by and shall comply with the Testing and Pre-Production Terms and Conditions (to the extent they apply to Testing or Pre-Production, as the case may be).

3.4 No Party shall cause or permit any person (not being a Party), in the capacity or intended capacity of a Party Agent, to participate in Testing and/or Pre-production unless that person has first entered into an agreement with BSCCo on behalf of itself and all Parties agreeing to be bound by and to comply with the Testing and Pre-Production Terms and Conditions.

3.5 The provisions of this paragraph F3 supersede any prior agreement or arrangement (relating to the subject matter of the Testing and Pre-Production Terms and Conditions) between any of the Parties, the NETA Programme and/or BSCCo (in respect of the period both before, on and after the Scheme Effective
Date).

4. INITIAL BSC REQUIREMENTS

4.1 This paragraph F4 applies to and is binding on:

(a) all Parties who are BSC Parties on or at any time after the Scheme Effective Date;

(b) any other Party, to the extent to which the Transition Document imposes any obligation on such Party.

4.2 For the purposes of this paragraph F4:

(a) a Party is "GO-LIVE COMPLIANT" if and only if:

(i) the Party is not in breach of any duty or obligation under the BSC as at the Go-live Date; and

(ii) where the Party intends to exercise any rights under the BSC in respect of or for the purposes of Initial Transactions, the Party has taken all such steps and complied with all such requirements under the BSC as are necessary to enable the Party to exercise such rights.

(b) "INITIAL TRANSACTIONS" means transactions (as referred to in Section H2.3.1 of the BSC) giving rise to Trading Charges relating to the First Settlement Period or subsequent Settlement Periods within a period of 3 months commencing on the Go-live Date;

(c) "INITIAL REGISTRATIONS" means, in relation to a Party, all registrations which that Party is required to have effected under the BSC in order to be Go-live Compliant;

(d) "INITIAL DATA" means, in relation to a Party, all data which:

(i) that Party is required to have provided under the BSC in order to be Go-live Compliant;

(ii) otherwise is required to be available to or held by BSC Agents, the BSC Panel or BSCCo in order to allow the BSC to take full effect and to allow Initial Transactions to be effected with effect on and from the Go-live Date;

(e) "INITIAL ENTRY REQUIREMENTS" means, in relation to a Party, all steps which are to be taken and other requirements to be satisfied by that Party and its Party Agents (other than the effecting of Initial Registrations and the submission of Initial Data) under the BSC in order for that Party to be Go-live Compliant (including Accreditation,

Certification and Entry Processes and the requirements in Section O3 of the BSC to the extent applicable to such Party or its Party Agents);

(f) "INITIAL TRADING DATA" means, in relation to a Party wishing to effect Initial Transactions, periodic data which the Party is entitled to submit under the BSC (including Energy Contract Volume Notifications, Metered Volume Reallocation Notifications) to be taken into account in determining such Party's liability or entitlement to Trading Charges in respect of such Initial Transactions (for the avoidance of doubt, Initial Trading Data is not Initial Data);

(g) the "TRANSITION DOCUMENT" is the document of that title, designated by the Secretary of State for the purposes of the Scheme, setting out provisions (as to the matters described in paragraph F4.3) as modified in accordance with paragraph F4.16, for the purposes of providing transitional arrangements for the commencement of trading under the BSC;

(h) BSC Systems are "AVAILABLE" when (in each case) the relevant system has been proved and is capable of receiving Initial Trading Data and, for the purposes of paragraph F4.15, a BSC System shall be considered to be "Available" from the date when BSCCo confirms to each Party that such System is available for the purposes of receiving Initial Trading Data;

(i) references to the BSC include the BSC Subsidiary Documents then in force;

(j) save in paragraph F4.1, references to a Party are to a BSC Party other than BSCCo and the BSC Clearer.

4.3 The Transition Document sets out:

(a) in relation to certain Initial Data and certain Initial Registrations:

(i) arrangements under which Parties may be required to effect Initial Registrations or provide Initial Data under procedures or within timescales which differ from those which would otherwise apply under the BSC;

(ii) in particular, dates (or the basis for determining dates), earlier than the Go-live Date, by which Parties may be required to effect Initial Registrations or provide Initial Data;

(iii) arrangements under which, in default of a Party's effecting an Initial Registration or providing any Initial Data in compliance with the requirements of the BSC as varied by the Transition Document, such registration may be effected or data established and recorded on a default basis on behalf of the Party;

(iv) arrangements for establishing and recording any Initial Data which is not required to be provided by a particular Party;

(b) in relation to Initial Entry Requirements:

(i) arrangements pursuant to which Accredited Persons, Parties and their Party Agents may be required to complete Initial Entry Requirements under procedures and within timescales which differ from those which would otherwise apply under the BSC;

(ii) in particular, dates (or the basis for determining dates), earlier than the Go-live Date, by which Parties may be required to complete Initial Entry Requirements;

(iii) arrangements pursuant to which Accredited Persons, Parties and their Party Agents may be deemed (in whole or in part, and on a temporary or enduring basis, as specified in the Transition Document) to have completed

Initial Entry Requirements, and to that extent will be relieved (temporarily or permanently) from such requirements;

(c) for the purposes of certain provisions of the BSC, rules pursuant to which (on a temporary or enduring basis, as specified in the Transition Document) certain circumstances may be deemed to apply, or certain things to have been done, or certain decisions to have been made, by reference (inter alia and without limitation) to circumstances applying, things done or decisions made under the Pooling and Settlement Agreement.

4.4 Each Party shall be bound by the Transition Document and anything done pursuant to or given effect by virtue of the Transition Document.

4.5 The BSC shall be varied by the Transition Document, so far as the Transition Document provides for such variation.

4.6 Subject only to the provisions of the Transition Document, it is the responsibility of each Party to ensure that it has taken all such steps under and complied with all such requirements of the BSC, as varied by the Transition Document, as are necessary to secure that the Party is Go-live Compliant, including effecting all Initial Registrations, providing all Initial Data and completing all Initial Entry Requirements (including ensuring, where applicable, that such Party's Party Agents have completed all relevant Initial Entry Requirements).

4.7 Except where otherwise provided in the Transition Document, the provisions of the BSC shall apply (in accordance with their terms) as to the steps which are to be taken and requirements to be satisfied in order for a Party to be Go-live Compliant.

4.8 It is acknowledged (for the avoidance of doubt) that the consequences under the BSC of a Party's failing to comply with the requirements referred to in paragraph F4.6 include the following:

(a) such Party will be in breach of the BSC with effect from the Go-live Date and will continue to be in breach until such time as he complies with the requirements of the BSC, and the provisions of Section H3 of the BSC shall apply accordingly; and

(b) such Party may be unable (in accordance with the BSC) to exercise rights under the BSC relating to Initial Transactions.

4.9 A Party which is in breach of its obligations as to the provision of Initial Data or effecting of Initial Registrations shall not be relieved of such breach by reason of the operation of any such provision of the Transition Document as is referred to in paragraph F4.3(a)(iii).

4.10 Each Party accepts responsibility for submitting (in accordance with the BSC and the Transition Document) all of the data which it is required to submit in order to be Go-live Compliant and agrees and acknowledges that, if such Party fails to do so in accordance with the requirements of the BSC and the Transition
Document:

(a) the data which the Party should so submit may be (but the Party is not entitled to expect that it will be) input to or created as default values in BSC Systems by BSCCo or any BSC Agent or any person acting in the NETA Programme;

(b) the Party (and only the Party) will be responsible for and bound for the purposes of the BSC by any data so input or created, and will obliged to review and validate and where appropriate update or correct the data (and no person shall have any responsibility or liability to the Party in respect of the inputting or creation of data under paragraph (a)).

4.11 Each Party hereby irrevocably and unconditionally agrees and consents to the doing of anything which is required to be done pursuant to the Transition Document, including the transfer or other provision to any person or other release of any data or information (and, for the avoidance of doubt, the provisions of Section H4.6 of the BSC shall apply to such data and information as if such data and information had been submitted by such Party under the BSC).

4.12 Each Party agrees that any metering data under the P&SA which relates to any period (or, in the case of Stage 1 Metering Systems, as defined in the P&SA, to any period within the 12 months) preceding the Go-live Date shall be provided or otherwise made available to and may be used and disclosed by BSCCo and BSC Agents in accordance with the provisions of and for the purposes of the BSC and the Scheme as if such data had been so provided or made available pursuant to the BSC.

4.13 It is recognised that, prior to the Go-live Date, Parties may be submitting data (equivalent to Initial Trading Data) both as part of Pre-Production and for the purposes of effecting Initial Transactions; therefore, the following rules shall apply in order to establish whether such data is to be taken into account for the purposes of determining a Party's liability or entitlement in respect of Trading Charges under the BSC:

(a) any data (equivalent to Initial Trading Data) submitted by a Party prior to the date when both of the conditions referred to in paragraph F4.14 have been met shall not be taken into account for the purposes of determining such Party's liability or entitlement in respect of Trading Charges under the BSC (whether or not such data is expressed to apply or be effective in respect of the period on or after the Go-live Date);

(b) any data (equivalent to Initial Trading Data):

(i) submitted by a Party on or after the date when both of the conditions referred to in paragraph F4.14 have been met; and

(ii) not withdrawn or modified by such Party (prior to the time when such data may no longer be withdrawn or modified in accordance with the provisions of the
BSC) shall, subject to the provisions of the BSC and unless BSCCo has notified such Party otherwise not less than 5 Business Days before the Go-live Date, be taken into account for the purposes of determining such Party's liability or entitlement for Trading Charges under the BSC (to the extent that such data is expressed to apply or be effective, or would be treated pursuant to provisions of the BSC as applying or being effective, in respect of the period on or after the Go-live
Date) provided that a Party and BSCCo may agree in writing a later date (being a date after the date referred to in paragraph (i) above) with effect from which the provisions of this paragraph F4.13(b) shall apply to such Party.

4.14 The conditions referred to in paragraph F4.13 are that:

(a) the relevant BSC Systems are Available; and

(b) BSCCo has confirmed to the Party that the Party has substantially complied with the requirements referred to in paragraph F4.6, and, for the purposes of this paragraph F4.14, the "relevant" BSC Systems are those BSC Systems required to receive, store and maintain, for the purposes of Settlement, the Initial Trading Data in question.

4.15 Each Party hereby acknowledges and accepts that:

(a) the BSC Systems will not be Available at the Scheme Effective Date and will only be Available when BSCCo has notified Parties that such Systems are Available in accordance with the procedures laid down in the Transition Document;

(b) notwithstanding that BSCCo has notified Parties that BSC Systems are Available, such Systems may, after that date, cease to be available on a temporary basis from time to time prior to the Go-live Date for technical reasons; and:

(i) BSCCo shall use its reasonable endeavours to notify Parties in advance of any such period in accordance with the procedures laid down in the Transition Document;

(ii) for the avoidance of doubt the BSC Systems shall continue to be Available (for the purposes of this Part F) notwithstanding any such temporary unavailability.

4.16 The Director General may make modifications, relating to matters of the kind described in paragraph F4.3 and (following any modification pursuant to paragraph F5.3) paragraph F5, to the Transition Document in the following circumstances:

(a) to take account of any matters which emerge as a result of Testing and Pre-Production;

(b) to take account of any modifications to the Scheme pursuant to the Scheme Licence Conditions;

(c) to take account of any Transitional BSC Modifications;

(d) to correct any errors or omissions in the Transition Document;

(e) to make such changes as are necessary to ensure that the trading of electricity under or by reference to the BSC can commence and take place, where such trading would be prevented or materially hindered for the whole or a substantial part of the relevant market, or where the operation of the relevant market for such trading would be materially distorted, without such change; or

(f) to make any other minor consequential changes resulting from any of the changes referred to in paragraphs (a) to (e).

4.17 Before making any modifications under paragraph F4.16, the Director General shall consult Parties and, for this purpose:

(a) consultation may be by way of, inter alia , electronic communication; and

(b) the period for responses shall be such as the Director General thinks fit, taking into account the urgency, importance and complexity of the modification but shall, in any event, be not less than 2 working days.

4.18 A modification to the Transition Document shall be made upon service by the Director General to BSCCo of a notice stating that the Transition Document is modified in the manner set out in such notice, and such modification shall take effect from the date specified in such notice.

4.19 BSCCo shall forthwith copy any notice referred to in paragraph F4.18 to each Party which is a BSC Party.

5. PARALLEL RUNNING AND FINAL TRANSITION

5.1 It is anticipated that it will be appropriate for arrangements to be put in place for parallel running and final transition, for a period before and up to the Go-live Date, for the purposes of:

(a) further testing of the systems and process involved in the operation of the Balancing Mechanism and otherwise in the implementation of the arrangements in the Balancing Codes to be included (pursuant to Part C) in the Grid Code,

(b) managing the transition from operations under the P&SA and the Grid Code as in force before the Go-live Date to operations under the BSC and the Grid Code as in force on and after that date.

5.2 For the purposes of this paragraph F5:

(a) parallel running means the taking by NGC and other Parties (in periods before and up to the Go-live Date) of certain operational steps involved in the submission of availability declarations (and related offer prices) and scheduling and despatch for the purposes of SDC1 and SDC2 of the Grid Code and the P&SA using the new forms of data submission, systems and other processes designed to support operation of the Balancing Mechanism;

(b) final transition means the operational transition (whether or not as a continuation of parallel running) from such availability declarations, scheduling and despatch instructions to the operation of the Balancing Mechanism;

(c) arrangements for parallel running and final transition may include arrangements relating to NGC Systems equivalent to those provided for in paragraphs F4.13 to F4.15.

5.3 The Director General may, after consultation with Parties, modify the Transition Document to include such arrangements for and matters relating to parallel running and final transition as appear to him appropriate.

5.4 NGC shall in consultation with other Parties, the Panel and the NETA
Programme:

(a) develop proposals for parallel running and final transition; and

(b) on the basis of such proposals, so far as the proposals require:

(i) any obligations to be placed on any Parties, or

(ii) any variation to be made in respect of the rights and obligations of Parties in relation to operations under the P&SA and Grid Code as in force before the Go-live Date propose to the Director General terms for inclusion in the Transition Document which sets out such obligations and variations.

PART G - FURTHER TRANSITIONAL ARRANGEMENTS

1. PARTIES

This Part G applies to all Parties who are BSC Parties on or at any time after the Scheme Effective Date.

2. CONTINUANCE OF NETA PROGRAMME

2.1 This paragraph G2 has effect with a view, inter alia, to:

(a) avoiding any discontinuity in the carrying on of the activities necessary to enable operations under the BSC to commence on the Go-live Date;

(b) enabling the Director General to monitor and to be advised and informed in respect of progress of such activities and towards such commencement, and all other relevant matters arising and activities occurring during the Transitional Period, so as (inter alia) to determine upon any direction to be given to NGC as to Transitional BSC Modifications; and

(c) ensuring that the Director General is in a position to advise the Secretary of State in relation to the determination of the Go-live Date.

2.2 During the Transitional Period:

(a) the programme (the "NETA PROGRAMME") established by the Director General for NETA Implementation shall continue and remain in operation, and (but in accordance with paragraph G2.4(a)) the Programme Activities shall continue; and

(b) in particular, the Implementation Director shall continue to have his role and exercise his functions and authorities, as hitherto, under the supervision of the Director General, in relation to Programme Activities.

2.3 For the purposes of this Part G:

(a) "NETA IMPLEMENTATION" means the design, development, preparation, organisation, review, consultation on and implementation of the arrangements which are contained in or provided for by or which are required for the implementation of the BSC, and related arrangements;

(b) "PROGRAMME ACTIVITIES" means the activities which are or have been carried on within the NETA Programme in connection with NETA Implementation, to the extent that such activities remain incomplete at the Scheme Effective Date, including in particular the following activities:

(i) the co-ordination of testing and trialling/pre-production (inter alia, as referred to in Part F);

(ii) the management of contracts (with BSC Agents) established by the NETA Programme;

(iii) the supervision of the processes for Parties and others to complete Initial Entry Requirements and Initial Registrations (as provided in Part F);

(iv) the negotiation of any BSC Agent Contract not in place at the Scheme Effective Date, and the negotiation of changes to contracts (with persons who are to become BSC Agents) held by Poolserco Limited or otherwise transferred to BSCCo under the Pool Transfer Deed; and

(v) activities in relation to the transitional matters set out in paragraphs G3 and G4 below;

(c) the "IMPLEMENTATION DIRECTOR" is the person appointed by the Director General with that title for the purpose of the NETA Programme;

(d) the "ADDITIONAL BSC CHANGES DOCUMENT" is the document of that title (describing certain prospective changes to the BSC) published by the Director General at or about the time at which a draft of the BSC was last published before the exercise by the Secretary of State of the powers conferred by section 15A of the Act.

2.4 BSCCo shall:

(a) co-operate with the Director General and the Implementation Director in the carrying on of the Programme Activities;

(b) otherwise act, and co-operate with the Director General and the Implementation Director, so as to give effect to this paragraph G2; and in particular BSCCo shall:

(c) deploy and instruct its personnel as is appropriate for the purposes of paragraphs (a) and (b);

(d) co-operate with and take account of the advice of the Implementation Director in exercising its rights and discharging its obligations under and otherwise in managing BSC Agent Contracts; and

(e) keep the Director General and the Implementation Director informed as to the activities carried out by BSCCo (and its progress in carrying out such activities) in connection with NETA Implementation.

2.5 It is acknowledged that it may be appropriate, to facilitate the objectives of this paragraph G2, for BSCCo (instead of or in addition to the Director General) to engage any of the advisers or consultants engaged by the Director General in connection with the NETA Programme, on terms (including as to indemnity) considered to be appropriate by the NETA Programme and BSCCo.

2.6 The BSC Panel (so far as it has functions and responsibilities relevant hereto) shall act, and co-operate with the Director General and the Implementation Director, so as to give effect to this paragraph G2.

2.7 So far as the Director General holds rights (including rights in respect of intellectual property, and accrued rights under contracts with consultants or advisers) which:

(a) arise or have arisen as a result of the carrying out of the NETA Programme;

(b) are capable of being transferred, assigned or made available to BSCCo without cost or liability for the Director General and without the consent of any third party; and

(c) are required by BSCCo (for itself or for the benefit of BSC Parties) for the purposes of the implementation of the BSC may request the Director General to transfer or assign or otherwise make available such rights, without charge or limit of time, to BSCCo.

3. UPDATING OF BSC AND VALIDATION OF SYSTEMS

3.1 It is acknowledged that there may be differences or inconsistencies between:

(a) certain provisions of the BSC and BSC Subsidiary Documents, or the rules, processes and procedures contemplated thereby;

(b) certain of the processes and procedures actually used in settlement under the P&SA and (pursuant to the Pool Transfer Deed and otherwise) to be adopted by BSCCo for the purposes of implementing the BSC; and/or

(c) certain processes and procedures, and/or certain functionality of the systems, employed by the Supplier Volume Allocation Agent, and/or the provisions of the BSC Service Description of that Agent; and/or that in certain respects the consistency of such matters has not been validated in the NETA Programme.

3.2 Commencing on the Scheme Effective Date, the differences between or consistency of the matters referred to in paragraph G3.1 will be identified and assessed, and such changes in respect of any of those matters made as are appropriate (in the case of the BSC, as approved by the Director General pursuant to paragraph G5 and, in the case of BSC Subsidiary Documents, as approved by the BSC Panel pursuant to the relevant provisions of the BSC but having regard to the principle set out in paragraph G4.3) for the purposes of removing such differences or ensuring such consistency.

3.3 BSCCo shall be responsible for implementing the requirements of paragraph G3.2, and shall:

(a) from time to time advise the Director General of the expected timetable for and progress in implementing the requirements of paragraph G3.2;

(b) advise the Director General of the changes identified as required in respect of the matters referred to in paragraph G3.1, and the steps to be taken to make such changes;

(c) in particular, advise the Director General of proposed changes to the BSC, which the Director General might direct as Transitional BSC Modifications, for the purposes of paragraph G3.2;

(d) advise the Director General upon his request of the implications (for implementation of the BSC) of not completing before the Go-live Date any particular step necessary to satisfy the requirements of paragraph G3.2;

(e) report to the Director General upon the completion of each of the steps identified as required by paragraph (b).

3.4 BSCCo shall refer to the Director General for determination any question as to the priority to be given, in implementing paragraph G3.2, between the respective matters in paragraph G3.1(a), (b) and (c).

3.5 In addition to the matters referred to in the preceding provisions of this paragraph G3, BSCCo and the NETA Programme shall be responsible for developing, evaluating and recommending to the Director General additions and, if applicable, changes to the BSC and BSC Subsidiary Documents in respect of each the following issues (separately):

(a) arrangements, on an enduring basis, to address the possibility of emergencies (for example, significant system failures, Fuel Security Periods, civil emergencies and similar events) arising which affect the operation of the Balancing Mechanism and/or the Settlement process, including (without limitation) provisions relating to the identification and consequences (for BSC Parties) of such emergencies, with a view to including appropriate contingency arrangements in the BSC prior to the Go-live Date;

(b) arrangements to apply in the situation where a Supplier fails or becomes insolvent, including arrangements for the replacement of that Supplier for the purposes of the BSC and arrangements, where applicable, for the allocation of financial liabilities associated with that Supplier (commonly referred to as the supplier of last resort arrangements) to support the deemed contracts and last resort supply proposals outlined in the Ofgem consultation document: "Utilities
Bill: Standard Licence Conditions, Volume 1 Consultation Paper, February 2000";

(c) the treatment of manifest errors in the making or acceptance of Bids and Offers in the Balancing Mechanism, including the identification of a manifest error, the circumstances in which such errors might cause the accepted Bid or Offer to be disregarded for the purposes of the BSC and other consequences of such errors, the procedures which would apply for these purposes and other ancillary matters; and

(d) the adoption of arrangements (or provision for the establishment of arrangements) similar, as far as appropriate and applicable, to those contained in schedule 23 of the P&SA, taking account of any structural, governance and other relevant differences between the P&SA and the BSC.

3.6 For the purposes of paragraph G3.5 and in relation to the matters referred to in that paragraph, BSCCo and the NETA Programme shall as soon as reasonably practicable after the Scheme Effective Date:

(a) establish a joint working group or groups (the "G3 Group") responsible for developing and evaluating proposals for additions and/or changes to the BSC and for undertaking the further steps set out in this paragraph G3.6;

(b) consult with BSC Parties and other interested parties in such manner as they consider appropriate (and, for these purposes, the G3 Group(s) may establish an industry expert group or groups to analyse relevant issues);

(c) assess and evaluate the options for addressing such matters in the BSC and develop detailed proposals (including legal text) for modifying the BSC to incorporate appropriate arrangements;

(d) prepare a report for the Director General setting out the relevant options, the responses and comments received from BSC Parties and other interested parties during the consultation exercise and BSCCo's and the NETA Programme's combined recommendations as to the most appropriate option(s) which the Director General might direct as a Transitional BSC Modification.

3.7 Without prejudice to the responsibilities assigned to BSCCo and the NETA Programme in this paragraph G3, it is acknowledged that it may not be necessary to complete the implementation of the matters envisaged by this paragraph G3 during the Transitional Period, and nothing in the Scheme shall prevent the Go-live Date from being determined as a date on which such implementation is not complete.

4. UPDATING OF BSC SUBSIDIARY DOCUMENTS

4.1 The BSC Subsidiary Documents in force as at the Scheme Effective Date are listed in Annex 2 (with reference to versions of those documents prepared and identified as such by the NETA Programme or the office of the Pool Chief Executive not later than the Scheme Effective Date).

4.2 It is acknowledged that such BSC Subsidiary Documents may require review and revision (in addition to what is required pursuant to paragraph G3) in the Transitional Period:

(a) generally to ensure that they are consistent with, and comply with the requirements (as to BSC Subsidiary Documents or classes thereof generally, and as to particular such documents) of, the BSC (after taking account of paragraph
G3);

(b) in particular, where they are based on equivalent documents subsisting under the P&SA, to ensure that such documents have been properly adapted to reflect the provisions of (including defined terms in) the BSC.

4.3 The BSC Panel and BSCCo shall act in co-operation with the Implementation Director and the NETA Programme to ensure that the BSC Subsidiary Documents are so reviewed and revised, in timescales and in accordance with procedures which are appropriate having regard to the purposes and requirements of the Scheme.

5. TRANSITIONAL BSC MODIFICATIONS

5.1 The provisions of Section F of the BSC as they relate to modification of the BSC shall not apply for the duration of the Transitional Period (provided that, for the avoidance of doubt, nothing in the Scheme shall prevent the BSC Panel and/or BSCCo taking such steps as they consider appropriate to establish working arrangements for the conduct of the Modification Procedures contained in Section F of the BSC, which are intended to take effect from the Go-live Date).

5.2 During the Transitional Period, the BSC may be modified pursuant to Condition 7C(7) of the Transmission Licence in the circumstances set out in paragraph G5.3.

5.3 The circumstances referred to in paragraph G5.2 are:

(a) to take account of any matters which emerge as a result of the testing and trialling (including pre-production) of computer systems and processes required to support the arrangements set out in the BSC and/or to ensure consistency between such systems and processes and the BSC;

(b) to correct any errors or omissions in the BSC;

(c) to make technical refinements to the drafting of the BSC which serve to clarify or enhance the BSC and/or the arrangements contemplated by the BSC and do not significantly and adversely affect the interests of BSC Parties;

(d) to make the changes and additions envisaged in the Additional BSC Changes Document to be made;

(e) to make the changes required or appropriate for the purposes of paragraph
G3;

(f) to develop further, where appropriate or desirable, the detailed provisions of the Pool Supplement and the arrangements to apply after the Pool Run-off Date as envisaged fby the Pool Supplement (including arrangements relating to the contracts and services required to support the Pool Supplement);

(g) to make such changes as are necessary to ensure that the trading of electricity under or by reference to the BSC can commence and take place, where such trading would be prevented or materially hindered for the whole or a substantial part of the relevant market, or where the operation of the relevant market for such trading would be materially distorted, without such change; or

(h) to make any other minor consequential changes resulting from any of the changes referred to in paragraphs (a) to (g).

5.4 Where NGC is directed by the Director General during the Transitional Period to make a modification to the BSC pursuant to the Transmission Licence, NGC shall serve on BSCCo a notice of such modification signed by NGC, and BSCCo shall forthwith:

(a) copy such notice to each BSC Party and each BSC Agent;

(b) place a copy of such notice on the BSC Website.

5.5 A modification made in accordance with paragraph G5.4 shall take effect from the time and date (if any) specified in such notice (in accordance with the direction of the Director General pursuant to the Transmission Licence) and, in the absence of any such time or date, from 0000 hours on the day next following the date of service on BSCCo of a notice referred to in paragraph G5.4.

6. TRANSITIONAL APPLICATION OF THE BSC

6.1 Subject to the provisions of the Scheme, the BSC shall apply in relation to the Transitional Period (but without prejudice to Section H2.3 of the BSC).

6.2 Without prejudice to the generality of paragraph G6.1:

(a) Sections B and C of the BSC shall apply by reference to the duties, functions and responsibilities of the BSC Panel and BSCCo which are to be discharged in the Transitional Period, except that Section C5.2 shall not apply;

(b) for the purposes of Section C6 of the BSC the Transitional Period shall be considered to be a BSC Year and there shall be a separate Business Strategy and Annual Budget for such period, but the provisions of Sections C6.3.1 and C6.4.1 shall not apply in relation thereto and instead such Business Strategy and Annual Budget shall be established according to such procedures as shall have been established by the NETA Programme and/or as BSCCo shall determine with the approval of the BSC Panel;

(c) Section D of the BSC shall be varied and shall apply for the purposes of paragraph E5.3.2 as provided in paragraphs G6.3 and G6.4.

6.3 Section D of the BSC (including without limitation Section D6 and in particular Section D6.6) shall apply, mutatis mutandis, in relation to the Transitional Period on the following basis:

(a) amounts incurred by BSCCo in any month in respect of BSCCo Transitional Expenditure (in excess of amounts recoverable as Authorised Pool Expenditure, and other than amounts funded by borrowings) shall be treated as being Monthly Net Main Costs (for the purposes of Section D);

(b) references to Trading Parties in Section D shall be construed as references to Pool Members (as construed in accordance with paragraph G6.4(a));

(c) the Contributory Share of each Pool Member in relation to any given month shall be treated as its Main Funding Share and as its General Funding Share, and Default Funding Shares shall be determined accordingly; and Section D4.3 shall apply by reference to Contributory Shares as from time to time estimated or determined in accordance with the P&SA (but subject to paragraphs E5.2.3(a) and G6.4);

(d) the Transitional Period shall, to the extent necessary to give effect to Section D (as varied by this paragraph G6.3), be considered to be a separate BSC Year;

(e) the provisions of Section D as to Specified BSC Charges, Funding Shares (other than as provided in paragraph (d)), and categories of BSC Costs other than Annual Net Main Costs and Monthly Net Main Costs, shall not apply;

(f) Section D4 shall apply only to such extent and on such modified basis as shall be proposed by BSCCo and approved by the BSC Panel as being appropriate to reflect any estimation (under the P&SA) in the determination of Contributory Shares and any estimation of the amounts referred to in paragraph (a);

(g) Section D5 shall not apply;

(h) none of the Annexes to Section D shall apply;

(i) in accordance with the foregoing, the amounts payable by Pool Members pursuant to paragraph E5.3.2 of the Scheme shall be BSCCo Charges. 6.4 For the purposes of paragraph G6.3 only:

(a) references to Pool Members are to Pool Members who are BSC Parties;

(b) Contributory Shares shall be determined in accordance with the P&SA but disregarding the participation of any Pool Member which is not a BSC Party.

6.5 Notwithstanding anything provided in paragraph G6.4 or Part E, for the purposes of the recovery of BSC Costs accruing on and from the Go-live Date, Section D shall apply, on and after and (so far as Section D provides for invoicing and payment of BSCCo charges in advance) before the Go-live Date, in accordance with its terms, provided that in connection with the application of Section D4 before the Go-live Date BSCCo may use data derived under the P&SA for the purposes of any estimation necessary in order to establish any Funding Shares.

7. FURTHER ASSURANCE

7.1 It is recognised that it may be necessary to take urgent action in certain circumstances in the period following the Go-live Date, while the new electricity trading arrangements are in their early stages, in order to address problems which may emerge in the implementation and operation of those arrangements.

7.2 At any time during the period of 12 months following the Go-live Date, the Director General may, in the circumstances set out in paragraph G7.3, require the BSC Panel (by notice in writing to the Panel Secretary):

(a) to consider:

(i) what modification(s) to the BSC would prevent the substantial disruption referred to in paragraph G7.3 from continuing or recurring or would mitigate such substantial disruption; and

(ii) what modification proposal to make which would best achieve that purpose and which would, in the BSC Panel's opinion, better facilitate achievement of the Applicable BSC Objective(s); and

(b) immediately upon completion of such consideration, either:

(i) to propose the modification which the BSC Panel considers would best achieve that purpose; or

(ii) to advise the Director General in writing that, in the BSC Panel's opinion, no urgent modification is feasible (for technical or other reasons) to prevent or mitigate such substantial disruption, with a brief summary of the BSC
Panel's reasons for such conclusion.

7.3 The circumstances referred to in paragraph G7.2 are that, in the Director General's opinion:

(a) there is substantial disruption (or substantial disruption has occurred and is likely to recur) to the implementation and/or operation of the new electricity trading arrangements (resulting from the exercise by the Secretary of State on 7 August 2000 of the powers conferred on him under section 15A of the Act) which result from matters inherent in the BSC; and

(b) urgent action is necessary to prevent such disruption from continuing or recurring or to mitigate such disruption.

7.4 The BSC Panel shall comply with any notice issued by the Director General pursuant to paragraph G7.2 and shall do so with all due speed, having regard to the urgency of the matters in question and consistent with the timescales, if any, specified by the Director General in such notice.

7.5 A modification proposal made by the BSC Panel pursuant to the provisions of paragraph G7.2:

(a) shall be made in writing in such form as the BSC Panel thinks fit;

(b) shall be treated for the purposes of Section F of the BSC as an Urgent Modification

Proposal (and the provisions of paragraph G7.6 shall apply accordingly); and

(c) shall be copied to each BSC Party by the Panel Secretary as soon as reasonably practicable after the making of such proposal and any such proposal shall be treated as having been made under and in accordance with, and having otherwise complied with, the requirements of Section F2.1 of the BSC.

7.6 Where the BSC Panel makes a modification proposal pursuant to the provisions of paragraph G7.2, the Panel Chairman shall forthwith consult with the Director General as to the procedure and timetable which should apply in respect of such proposal and the BSC Panel shall comply with any instruction of the Director General issued in respect of such matters.

7.7 Without prejudice to paragraph G7.6, the BSC Panel shall use reasonable endeavours to seek the views of BSC Parties and interested third parties on the matters to be considered by the BSC Panel under paragraph G7.2(a) where reasonably practicable within the timescales required by the Director General for completion of such steps and having regard to the urgency of the matters in question.

7.8 BSCCo shall:

(a) provide such support and assistance as the BSC Panel may require in order to fulfil its duties under this paragraph G7;

(b) implement any modification proposal made under this paragraph G7 and approved by the Director General in accordance with the Implementation Date specified by the Director General in such approval.

7.9 For the purposes of Section F2.9.7 of the BSC, the BSC Panel shall conduct a review of each modification made pursuant to the provisions of this paragraph G7 in accordance with the provisions of Section F2.9.7 within 3 months of each such modification.

8. INITIAL BSC YEAR

8.1 For the purposes of the BSC, in relation to the initial BSC Year from the Go-live Date until the next following 31 st March:

(a) where anything (which is required to be done under the BSC, in relation to a BSC Year, before the start of such year) would thereby be required to be done (in relation to the initial BSC Year) before the Scheme Effective Date, such thing shall be done as soon as reasonably practicable after the Scheme Effective Date;

(b) where any other question arises as to how any provision of the BSC (applying by reference to a BSC Year) is to apply in relation to the initial BSC Year, the BSC Panel may decide such question after consultation with Parties and the Director General.

SCHEDULE 1

FORM OF SCHEME FRAMEWORK AGREEMENT

This Agreement is made on and with effect from [_____2000] between THE PERSONS whose names and principal office are set out in the Schedule hereto.

WHEREAS:

(A) Pursuant to each of the conditions of licences, granted under section 6 of the Electricity Act f1989 as amended (the "ACT") which refer to a programme implementation scheme and are included in such licences pursuant to the exercise on [__________] 2000 of the powers conferred by section 15A of the Act (the "SCHEME LICENCE CONDITIONS "), the Secretary of State has, on [________] 2000, designated the programme implementation scheme, which sets out the steps to be taken and the arrangements to apply for the purpose specified in the Scheme Licence Conditions.

(B) The Parties are entering into this Agreement for the purpose of giving effect to and binding themselves by those parts of the programme implementation scheme referred to in Recital (A) which are to be binding in contract (as specified in the programme implementation scheme) (such parts, as modified from time to time pursuant to the Scheme Licence Conditions, being referred to as the "SCHEME ").

NOW IT IS HEREBY AGREED as follows:

1. INTERPRETATION

1.1 In this Agreement (including the Recitals hereto):

"ACCESSION AGREEMENT" means an agreement between BSCCo (on its own and on behalf of all other Parties) and a Scheme Applicant, substantially in the form in the Annex hereto;

"ACCESSION REQUIREMENTS" means due completion of such application form as BSCCo may prescribe giving details of the name, address and contact details of the Scheme Applicant, (where the Scheme Applicant is not incorporated under the Companies Act 1995 (as amended) in England or Wales) the name and address (in England or Wales) of the person authorised by such Scheme Applicant to accept proceedings on its behalf, the address of the Scheme Applicant for notices and such other details as BSCCo may reasonably require;

"COMPETENT AUTHORITY" means the Secretary of State, the Director and any local, national or supranational agency, authority, department, inspectorate, minister, ministry, official or public or statutory person (whether autonomous or not) of, or of the government of, the United Kingdom or the European Union;

"DIRECTOR" shall have the meaning ascribed to such term in the Act or, following the coming into force of both section 1(1) and section 3(1) of the Utilities Act 2000, the Gas and Electricity Markets Authority established by section 1(1) of the Utilities Act 2000;

"EFFECTIVE DATE " MEANS:

(i) with respect to each of the Original Parties, [insert the Scheme Effective Date]; and

(ii) with respect to any Scheme Applicant who is admitted after the date of this Agreement as an additional party to this Agreement and (as respects such Scheme Applicant) the Parties, the date of the relevant Accession Agreement;

"ORIGINAL PARTIES" means persons whose names are set out in the Schedule hereto;

"PARTIES" means the Original Parties and each Scheme Applicant who is admitted as a party to this Agreement and "PARTY" shall be construed accordingly; "SCHEME " shall have the meaning ascribed to such term in Recital (B) of this Agreement; "SCHEME APPLICANT" means a person applying to become a party to this Agreement; "SECRETARY OF STATE" shall have the meaning ascribed to such term in the Act.

1.2 In this Agreement any term or expression defined in the Scheme shall have the same meaning when used in this Agreement (unless otherwise defined in this paragraph 1).

2. ADDITIONAL APPLICANTS

2.1 Upon satisfaction of the Accession Requirements, the Parties shall admit every Scheme Applicant as an additional party to this Agreement, for which purposes BSCCo shall enter into an Accession Agreement with such Scheme Applicant.

2.2 Each Party (other than BSCCo) hereby authorises BSCCo to sign on its behalf and deliver any Accession Agreement pursuant to clause 2.1 and undertakes not to withdraw, qualify or revoke such authority.

2.3 Upon execution of the Accession Agreement by BSCCo and a Scheme Applicant, the Scheme Applicant shall become a Party.

2.4 BSCCo shall provide the Director with a copy of each Accession Agreement within 14 days after such agreement is made.

3. THE SCHEME

3.1 The Scheme is hereby given effect between and made binding upon each Party with effect from the Effective Date.

3.2 With effect from the Effective Date, each Party undertakes to each other Party to comply with and to perform its obligations in accordance with and subject to the Scheme.

4. SEVERANCE

If any provision of this Agreement is or becomes invalid, unenforceable or illegal or is declared to be invalid, unenforceable or illegal by any court of competent jurisdiction or by any other Competent Authority, such invalidity, unenforceability or illegality shall not prejudice or affect the remaining provisions of this Agreement, which shall continue in full force and effect notwithstanding the same.

5. COUNTERPARTS

This Agreement may be executed in any number of counterparts.

6. ADDRESS FOR SERVICE

Any Party which is not a company incorporated under the Companies Act 1985 shall provide to BSCCo an address in England or Wales for service of process on its behalf in any proceedings provided that if any such Party fails at any time to provide such address, such Party shall be deemed to have appointed BSCCo as its agent to accept service of process on its behalf until and unless such Party provides BSCCo with an alternative address in England or Wales for these purposes.

7. GOVERNING LAW

This Agreement shall be governed by and construed in accordance with the laws of England and Wales and the Parties hereby submit to the exclusive jurisdiction of the courts of England and Wales.

AS WITNESS the hands of the duly authorised representatives of the parties hereto the day and year first above written.
SIGNED BY [ ] )
for and on behalf of ) .........
[ ] )
SIGNED BY [ ] )
for and on behalf of ) ..........
[ ] )
[Insert for each Original Party]

SCHEDULE TO THE SCHEME FRAMEWORK AGREEMENT
LIST OF ORIGINAL PARTIES
[Insert name and address of each Original Party]

ANNEX TO SCHEME FRAMEWORK AGREEMENT
FORM OF ACCESSION AGREEMENT
THIS ACCESSION AGREEMENT is made on [ ] between:

(1) Elexon Limited ("BSCCo") on its own behalf and on behalf of all the other Parties to the Framework Agreement referred to below; and

(2) [ ] (the "Scheme Applicant") whose principal office is at [ ].

WHEREAS:

(A) By the Scheme Framework Agreement dated [ ] and made between the Original Parties named therein and as now in force pursuant to any Accession Agreement entered into by any other new Party before the date of this Accession Agreement (the "FRAMEWORK AGREEMENT") the Parties agreed to give effect to and be bound by the Scheme.

(B) The Scheme Applicant has complied with the Accession Requirements and wishes to be admitted as an additional Party under the Framework Agreement. IT IS HEREBY AGREED as follows:

1. In this Accession Agreement words and expression defined in or for the purposes of the Framework Agreement and not otherwise defined herein shall have the meanings ascribed thereto under the Framework Agreement.

2. BSCCo (acting on its own behalf and on behalf of each of the other Parties) hereby admits the Scheme Applicant as an additional Party under the Framework Agreement on the terms and conditions hereof as from the date hereof.

3. The Scheme Applicant hereby accepts its admission as a Party and undertakes with BSCCo (acting on its own behalf and on behalf of each of the other Parties) to perform and to be bound by the Framework Agreement as a Party as from the date hereof.

4. For all purposes in connection with the Framework Agreement the Scheme Applicant shall as from the date hereof be treated as if it has been a signatory of the Framework Agreement from the date hereof, and as if this Accession Agreement were part of the Framework Agreement, and the rights and obligations of the Parties shall be construed accordingly.

5. This Accession Agreement and the Framework Agreement shall be read and construed as one document and references (in or pursuant to the Framework Agreement) to the Framework Agreement (howsoever expressed) should be read and construed as references to the Framework Agreement and this Accession Agreement.

6. If any provision of this Accession Agreement is or becomes invalid, unenforceable or illegal or is declared to be invalid, unenforceable or illegal by any court of competent jurisdiction or by any other Competent Authority, such invalidity, unenforceability or illegality shall not prejudice or affect the remaining provisions of this Accession Agreement, which shall continue in full force and effect notwithstanding the same.

7. This Accession Agreement may be executed in counterparts.

8. If the Scheme Applicant is not a company incorporated under the Companies Act 1985, it shall provide to BSCCo an address in England or Wales for service of process on its behalf in any proceedings provided that if the Scheme Applicant fails at any time to provide such address, it shall be deemed to have appointed BSCCo as its agent to accept service of process on its behalf until and unless it provides BSCCo with an alternative address in England or Wales for these purposes.

9. This Accession Agreement shall be governed by and construed in accordance with the laws of England and Wales and the Parties hereby submit to the exclusive jurisdiction of the courts of England and Wales.

AS WITNESS the hands of the duly authorised representatives of the parties hereto the day and year first above written.

SIGNED BY )
for and on behalf of ) .........
Elexon Limited )
SIGNED BY [ ] )
for and on behalf of ) .........
[ ] )

ANNEX 1

TESTING AND PRE-PRODUCTION TERMS AND CONDITIONS

PART A - TESTING

This Part A of Annex 1 sets out the terms and conditions which apply to participation in Testing. Words and expressions defined in Part B and Part F of the Scheme shall have the same meaning in this Annex 1 and, in addition:

"ASSOCIATES" means, in relation to a Participant, a Central Service Provider or a Project director, its officers, employees, consultants, contractors, sub-contractors and agents;

"CENTRAL SERVICE PROVIDER" means any of NGC, Logica UK Limited, Cap Gemini plc and EPFAL in each case, in their respective capacities as the provider of services and systems to support the operation of the balancing and settlement arrangements established under the BSC;

"DATA" includes any information;

"OVERALL TEST MANAGER" or "OTM" means the person acting on behalf of BSCCo and the NETA Programme to supervise and manage Testing;

"PARTICIPANT" means an industry participant (whether or not a Party) which has agreed to take part in Testing and is not a Central Service Provider;

"PROJECT DIRECTORS " means BSCCo and the NETA Programme, including any person acting for or on their behalf in relation to and for the purposes of Testing;

"TESTS " means the tests to be undertaken for the purposes of Testing.

1. GENERAL PARTICIPATION

1.1 Each Participant has volunteered to participate in Testing in the roles agreed with the Overall Test Manager and agrees to :

(a) participate in all tests relating to such roles as specified by the OTM;

(b) collaborate with the Central Service Providers and the OTM in the development of test scripts and test data.

1.2 Each Participant agrees to give, wherever possible, 10 Business Days' notice if it is not able to take part in Testing.

1.3 If it is demonstrated that a Participant is not ready to participate in Testing or the readiness of the Participant's systems represents a threat to the completion of Testing, the OTM may at his discretion choose not to allocate any tests to such Participant to execute during Testing and the OTM may allocate such tests to any other relevant Participant(s).

2. MANAGEMENT

2.1 The OTM will have overall responsibility for managing Testing on behalf of BSCCo and the NETA Programme, including:

(a) resolving issues concerning the conduct of Testing;

(b) the interpretation of procedures and the scheduling of tests;

(c) completion of tests; and

(d) assessment of the outcome of tests.

2.2 Where a matter arises concerning a Participant's ability to comply with the requirements of Testing, including failure to complete a test:

(a) the OTM will notify the Participant and specify whether an interim approach (a workaround) can be arranged to enable Testing to continue;

(b) in devising workarounds, the OTM will seek the views of Participants, Central Service Providers, BSCCo and the NETA Programme (in accordance with any problem management procedures developed by the NTCC) and will also advise the Implementation Director.

2.3 Each Participant may raise any matter arising in relation to test execution with the OTM and the decision of the OTM shall be binding unless such matter is referred to the Implementation Director for determination, in which case the determination of the Implementation Director shall be final and binding on Participants.

3. TEST SPECIFICATION

3.1 For the purposes of Testing, a set of test execution schedules will be developed by the NTCC on behalf of the OTM which will identify when each test is to be executed, taking into account the pre-requisites and dependencies associated with each test.

3.2 EACH PARTICIPANT AGREES:

(a) to develop physical test scripts and prepare physical test data in order to enable Testing to be undertaken in accordance with the test execution schedules;

(b) to provide the test data required by it for the purposes of Testing.

4. TEST EXECUTION

4.1 Logica UK Limited will act as test execution manager during Testing.

4.2 A NETA Test Control Centre (NTCC) will be established, under the supervision of the OTM, to control, manage and support the execution of Testing and to co-ordinate communications and problem resolution between Participants.

4.3 The NTCC will have authority to take decisions on the day-to-day management of Testing on behalf of the OTM, which do not impact on the overall timescales, scope and membership of Testing.

5. REPORTING

5.1 A test reporting procedures document will be (or has been) produced to describe the information requirements from Participants and the form in which this information is to be provided.

5.2 Participants will be (or have been) given the opportunity to review and comment on the draft test reporting procedures document before it is finalised.

5.3 Each Participant shall comply with the requirements set out in the test reporting procedures document, unless (subject to paragraph 1.2 above) it decides not to take part in Testing.

6. GROUPS

6.1 The OTM will establish such joint working and other groups (to include representatives of Participants and others involved in the Testing process) as he considers appropriate to facilitate operation and completion of the Testing programme in a timely and effective manner.

7. LIMITATION OF LIABILITY

7.1 It is agreed that, save as expressly set out in this Annex 1, Participants (including their Associates) shall have no liability to any other Participant, Central Service Provider or Project director in respect of any claim of whatsoever nature howsoever arising (including any claim for negligence) in respect of or in connection with Testing.

7.2 Each Participant agrees that no other person (including any Central Service Provider, any Project director, any other Participant and any of their respective Associates) shall have any liability to such Participant arising out of or in connection with Testing and agrees to waive all claims of whatsoever nature howsoever arising (including any claim for negligence) and any and all rights asserted or unasserted that it may have against such person(s) arising out of or in connection with Testing or the performance of or the failure to perform the obligations contained in this Annex 1 to the fullest extent permitted by law.

7.3 It is agreed that, save as expressly stated in this Annex 1, in carrying out or participating in Testing:

(a) Participants and their Associates shall not be liable under any circumstances whatsoever to any other Participant, Central Service Provider or Project director for any loss of profits, business, production, revenue, anticipated savings, use, contract or goodwill and/or for any indirect, special or consequential loss or damage;

(b) each Participant agrees that no other person (including any Central Service Provider, any Project director, any other Participant and any of their respective Associates) shall be liable to it under any circumstances whatsoever for any loss of profits, business, production, revenue, anticipated savings, use, contract or goodwill and/or for any indirect, special or consequential loss or damage.

7.4 Each Participant acknowledges and understand that, in relation to Testing, each of the OTM and/or the Central Service Providers will be presented with a number of issues which are difficult to resolve or specify and that it is in the interests and to the mutual advantage of all parties involved in Testing that no Participant takes or threatens to take any legal action or proceedings against the Project directors, Central Service Providers or any of their respective Associates on account or in respect of any act or omission relating to Testing and, accordingly, each Participant undertakes that it will not take any such legal action or proceedings against any such person.

7.5 Nothing in this paragraph 7 shall exclude or limit the liability of any person in respect of death, personal injury or fraud.

7.6 Having regard to the circumstances in and under which Testing will take place, the necessity for Testing and the mutual advantage to be gained from it, it is acknowledged and agreed that this paragraph 7 is reasonable and accurately reflects the parties' intention as to the sharing of risk associated with or arising from Testing.

7.7 For the avoidance of doubt, the provisions of this paragraph 7 are without prejudice to and shall not affect or alter in any way the rights and remedies of BSCCo and a Central Service Provider under any BSC Agent Contract (as defined in the BSC) made between them.

8. CONFIDENTIALITY

8.1 Each Participant agrees to provide the data required for tests, or otherwise in connection with Testing, on the basis that such data is to be kept confidential by the Central Service Providers and Project directors (and their Associates) and may not be used by them for any purpose other than in connection with Testing except:

(a) to the extent that any such data is in the public domain;

(b) to the extent required to allow Testing to be properly carried out and the results thereof to be analysed and acted upon;

(c) where disclosure is made to or such data is used by any other Central Service Provider, Project director or their Associates in connection with NETA Implementation;

(d) in compliance with the conditions of any electricity licence or any requirement of law, any stock exchange, the Panel on Take-overs and Mergers or any other regulatory authority;

(e) (in the case of BSCCo) to the extent that BSCCo is required or permitted to disclose or use that data pursuant to the terms of the BSC or subsidiary documents to the BSC, to the extent of such requirement or permission;

(f) with the consent of such Participant, to the extent of such consent;

(g) where the data is disclosed to legal and professional advisers, having procured an undertaking from such advisers to treat the data or other information as confidential, for the purpose of receiving advice as to any matter in relation to its participation in Testing or its rights and obligations under this Annex 1. 8.2 Each Participant agrees and undertakes that it shall keep confidential all data and other information acquired by it as part of Testing or supplied to it by any other Participant, any Central Service Provider, any Project director or any other person in relation to Testing including, but not limited to, the results, progress reports, or any aspects of Testing and data supplied by or on behalf of the NETA Programme, the OTM or the Implementation Director ("CONFIDENTIAL INFORMATION") and shall not reveal, report, publish, disclose, transfer or use for its own purposes, whether directly or indirectly, any such Confidential Information or other information except:

(a) to the extent that any such data or other information is at the time of disclosure in the public domain;

(b) to the extent required to allow Testing to be properly carried out and the results thereof to be analysed and acted upon;

(c) in accordance with any requirement of or direction given by the Implementation Director;

(d) in compliance with the conditions of any electricity licence or any requirement of law, any stock exchange, the Panel on Take-overs and Mergers or any other regulatory authority;

(e) to the extent that any Participant is required to disclose or use Confidential Information pursuant to the terms of the BSC or subsidiary documents to the BSC, to the extent of such requirement or permission;

(f) where the person to whose affairs the Confidential Information relates gives its prior written consent to the disclosure or use, to the extent of such consent;

(g) where disclosure of Confidential Information is made to legal and professional advisers, having procured an undertaking from such advisers to treat the data or other information as confidential, for the purpose of receiving advice as to any matter in relation to its participation in Testing or its rights and obligations under this Annex 1.

8.3 Confidential Information which a Participant may or may be obliged to disclose or use pursuant to this paragraph 8 shall not cease to be regarded as Confidential Information in all other circumstances by virtue of such disclosure or use.

8.4 Each Participant shall adopt procedures within its organisation for ensuring the confidentiality of all Confidential Information, including the following:

(a) Confidential Information will be disseminated within its organisation on a "need-to-know for the purposes of Testing" basis;

(b) the persons referred to in paragraph 8.2(g) will be made fully aware of the provisions of paragraph 8.2;

(c) any copies of Confidential Information, whether in hard copy or computerised form, will clearly identify the information as confidential.

8.5 Each Participant shall procure that its Associates, and consultants observe the restrictions set out in paragraph 8.2 and shall be responsible hereunder for any failure by such persons to observe such restrictions.

9. DATA OWNERSHIP

9.1 Each Participant grants to BSCCo, NGC and to each other Participant a non-exclusive licence to use the data provided by it in relation to and in connection with Testing ("TEST DATA") to the extent necessary and solely for the purposes contemplated by Testing, together with the right to sub-license such Test Data as necessary solely for those purposes.

9.2 Each Participant shall (without payment) ensure that, and warrants to BSCCo, NGC and to each other Participant, in respect of such Participant's Test Data, that (subject to Section H4.6.6 of the BSC):

(a) the provision pursuant to Testing of all such Test Data;

(b) the use and disclosure of all such Test Data pursuant to, or as and for the purposes contemplated, by Testing;

(c) the publication of such Test Data as provided for by or contemplated by Testing;

(d) the operation of paragraph 9.3 in relation to any relevant data derived from Test Data, will not, to the best of its knowledge, information and belief, infringe the IPRs of any person or be contrary to any confidentiality rights of any person and each Participant hereby agrees to indemnify BSCCo and each other Participant in respect of any loss, liability, damages, costs (including legal costs), expenses, claims and proceedings which BSCCo or such other Participant may suffer or incur by reason of any breach by it of its obligations under this paragraph 9.2.

9.3 So far as there are any IPRs in any relevant data created or produced by or on behalf of each Participant or any Central Service Provider or any Project director as part of Testing ("RESULTS DATA"):

(a) all IPRs in the relevant Results Data shall:

(i) to the extent such data relates to the testing of EDL/EDT links between a Participant and NGC, be the property of and vest in NGC; and

(ii) otherwise, be the property of and vest BSCCo;

(b) each Participant shall do all such things and sign all documents or instruments reasonably necessary to enable BSCCo or NGC (as the case may be) to obtain, perfect and prove its rights in the relevant Results Data; and

(c) subject to the other provisions of this paragraph 9, to the extent to which such Results Data is provided to or is available to BSCCo, NGC or any other Participant, BSCCo, NGC and such other Participant are authorised to use and disclose such Results Data for purposes contemplated by this Annex 1 and/or the BSC and in connection with operations under this Annex 1 and/or the BSC.

10. TEST MATERIALS

10.1 The IPRs in and title to the Test Materials shall be owned:

(a) to the extent such materials relate to the testing of EDL/EDT links between a Participant and NGC, by NGC;

(b) otherwise, by BSCCo and each Participant hereby assigns to BSCCo or NGC (as the case may be) by way of assignment of all present and future rights all IPRs it may have at any time in the Test Materials (except to the extent those rights are already owned by BSCCo or NGC, as the case may be).

10.2 By virtue of this paragraph 10:

(a) all IPRs in the Test Materials will vest in BSCCo or NGC (as the case may be) on their creation or acquisition;

(b) each Participant shall do all things and sign all documents or instruments reasonably necessary to enable BSCCo or NGC as the case may be to obtain, perfect and prove its rights in the Test Materials;

(c) each Participant waives, or shall procure that the owner of any moral rights in the Test Materials waives, all such moral rights as may arise in them.

10.3 For the purposes of this paragraph 10, "TEST MATERIALS" means any and all of the Test Data and Results Data.

11. DATA PROTECTION ACT

11.1 Each Participant warrants to BSCCo that it has effected, and undertakes that it will during the term of Testing effect and maintain all such registrations as it is required to effect and maintain under the Data Protection Act 1998 to enable it lawfully to perform the obligations imposed on it by this Annex 1.

11.2 Each Participant undertakes:

(a) to comply with the Data Protection Act 1998 in the performance of its obligations in relation to Testing; and

(b) that, in any case where information to be disclosed by it under this Annex 1 may lawfully be disclosed only with the prior consent of the person to whom the information relates, it will use our reasonable endeavours to obtain such prior consents so as to enable it promptly to perform its obligations under or as envisaged under this Annex 1.

12. MISCELLANEOUS

12.1 BSCCo shall hold the benefit of the terms and conditions set out in this Annex 1 for itself and as agent and trustee for and on behalf of the NETA Programme.

PART B - PRE-PRODUCTION

This Part B of this Annex 1 sets out the terms and conditions which shall apply to Pre-Production. Words and expressions defined in Part A of this Annex 1 shall apply to this Part B provided that:

"PARTICIPANT" means an industry participant (whether or not a Party) which has agreed to take part in Pre-Production and is not a Central Service Provider;

"PROJECT DIRECTORS " means BSCCo and the NETA Programme, including any person acting for or on their behalf in relation to and for the purposes of Pre-Production;

"TESTS " means tests and simulations carried out for Pre-Production. The following terms and conditions set out in Part A of this Annex 1 in relation to Testing shall apply in relation to Pre-Production (as if references to Testing were replaced with references to Pre-Production and references to Test Data were replaced with references to Pre-Production Data):

Paragraph 7
Paragraph 8
Paragraph 9

Paragraph 11
Paragraph 12

In addition, it is acknowledged and agreed that BSCCo shall be entitled to exclude a Participant from participation in Pre-Production (whether before or during Pre-Production) where the actions or inactions of such Participant are, in BSCCo's opinion, endangering or abusing Pre-Production. Further details of the Pre-Production process are set out in the Transition Document.

ANNEX 2
LIST OF BSC SUBSIDIARY DOCUMENTS AS AT SCHEME EFFECTIVE DATE

-------------------------------------------------------------------------------------------------------------
NUMBER                        DATE AND                   NAME                       SOURCE
                              VERSION

-------------------------------------------------------------------------------------------------------------
                                               BSC PROCEDURES
-------------------------------------------------------------------------------------------------------------
BSCP01                        Code Effective             Overview of trading        New BSCP for NETA
                              Date / v1.0                arrangements
-------------------------------------------------------------------------------------------------------------
BSCP03                        Code Effective             Data estimation and        Based on P&SA AP03,
                              Date / v1.0                substitution for central   version
                                                         volume                     3.33, 01 July 1998
                                                         allocation
-------------------------------------------------------------------------------------------------------------
BSCP04                        Code Effective             BM Unit Metered Volumes    New BSCP for NETA
                              Date / v1.0                for
                                                         Interconnector Users

-------------------------------------------------------------------------------------------------------------
BSCP05                        Code Effective             Meter advance              Based on P&SA AP05,
                              Date / v1.0                reconciliation             version
                                                         for central volume         4.0, 01 November 1998
                                                         allocation

-------------------------------------------------------------------------------------------------------------
BSCP06                        Code Effective             Notification and sealing   Based on P&SA AP06,
                              Date / v1.0                of                         version
                                                         metering equipment for     4.06, 01 July 1997
                                                         central
                                                         volume allocation
-------------------------------------------------------------------------------------------------------------
BSCP07                        Code Effective             Standing data changes      Based on P&SA AP07,
                              Date / v1.0                                           version
                                                                                    4.23, Operational date

                                                                                    1998

-------------------------------------------------------------------------------------------------------------
BSCP11                        Code Effective             Volume allocation and      New BSCP for NETA
                              Date / v1.0                settlement run queries
-------------------------------------------------------------------------------------------------------------
BSCP15                        Code Effective             BM Unit registration       New BSCP for NETA
                              Date / v1.0
-------------------------------------------------------------------------------------------------------------
BSCP20                        Code Effective             Registration,              New BSCP for NETA
                              Date / v1.0                commissioning
                                                         and proving of metering
                                                         system for central volume
                                                         allocation

-------------------------------------------------------------------------------------------------------------
BSCP26                        Code Effective             Policing of metering       Based on P&SA AP26,
                              Date / v1.0                systems                    version

                                                         for central volume         3.0, 01 August 1999
                                                         allocation
-------------------------------------------------------------------------------------------------------------
BSCP28                        Code Effective             Approval and               New BSCP for NETA
                              Date / v1.0                notification of
                                                         CVA line loss factors
-------------------------------------------------------------------------------------------------------------
BSCP31                        Code Effective             Registration of trading    New BSCP for NETA
                              Date / v1.0                unit
-------------------------------------------------------------------------------------------------------------
BSCP32                        Code Effective             Metering dispensation      Based on P&SA AP32,
                              Date / v1.0                                           version
                                                                                    2.0, 01 November 1998
-------------------------------------------------------------------------------------------------------------
BSCP40                        Code Effective             Change Management          New BSCP for NETA
                              Date / v1.0
-------------------------------------------------------------------------------------------------------------
BSCP41                        Code Effective             Report requests &          Based on P&SA AP41,
                              Date / v1.0                authorisations             version
                                                                                    0.2, 28 July 1997
-------------------------------------------------------------------------------------------------------------
BSCP42                        Code Effective             Business continuity        Based on P&SA AP42,
                              Date / v1.0                (communications)           version
                                                                                    0.4, 01 March 1998
-------------------------------------------------------------------------------------------------------------
BSCP43                                                   * Risk control             Based on P&SA AP43,
                                                                                    version
                                                                                    0.02, 01 March 1998

-------------------------------------------------------------------------------------------------------------
BSCP65                        Code Effective             Registration of parties    New BSCP for NETA
                              Date / v1.0                and exit
                                                         procedures

-------------------------------------------------------------------------------------------------------------
BSCP68                        Code Effective             Transfer of registration   New BSCP for NETA
                              Date / v1.0                of
                                                         metering systems between
                                                         CMRS and SMRS
-------------------------------------------------------------------------------------------------------------
BSCP71                        Code Effective             ECVNA and MVRNA            New BSCP for NETA
                              Date / v1.0                authorisations and
                                                         terminations

-------------------------------------------------------------------------------------------------------------
BSCP75                        Code Effective             Aggregation rules          New BSCP for NETA
                              Date / v1.0
-------------------------------------------------------------------------------------------------------------
BSCP76                        Code Effective             Submission of              New BSCP for NETA
                              Date / v1.0                modification
                                                         proposals

-------------------------------------------------------------------------------------------------------------
BSCP301                       Code Effective             Clearing, invoicing and    New BSCP for NETA
                              Date / v1.0                payment
-------------------------------------------------------------------------------------------------------------
BSCP501                       * Code Effective           Supplier Meter             Based on P&SA AP501,
                              Date / v1.0                Registration               version
                                                         Service                    4.02, 22 May 2000

-------------------------------------------------------------------------------------------------------------
BSCP502                       * Code Effective           Half Hourly                Based on P&SA AP502,

-------------------------------------------------------------------------------------------------------------
                              Date / v1.0                Data Collection            AP502 version
                                                         for Metering Systems       5.05, 17 July 2000
                                                         Registered in SMRS
-------------------------------------------------------------------------------------------------------------
                              * Code Effective           Non Half Hourly Data       Based on P&SA AP504,
BSCP503                       Date / v1.0                Collection for Metering    version
                                                         Systems Registered in      8.13, 01 April 2000
                                                         SMRS

-------------------------------------------------------------------------------------------------------------
BSCP505                       * Code Effective           Non Half Hourly Data
                              Date / v1.0                Aggregation for Metering   Based on P&SA AP505,
                                                         Systems Registered in      version
                                                         SMRS                       5.02, 15 May 2000

-------------------------------------------------------------------------------------------------------------
BSCP506                       * Code Effective           Calculation and            Based on P&SA AP506,
                              Date / v1.0                Population of              version
                                                         Initial EACS for Non Half  1.00, 27 July 1998
                                                         Hourly Metering Systems
                                                         Registered in SMRS

-------------------------------------------------------------------------------------------------------------
BSCP507                       * Code Effective           Stage 2 Settlement         Based on P&SA AP507,
                              Date / v1.0                Standing                   version
                                                         Data Changes               3.01, 20 September 1999
-------------------------------------------------------------------------------------------------------------
BSCP508                       * Code Effective           Supplier Volume and        Based on P&SA AP508,
                              Date / v1.0                Allocation Agent           version
                                                                                    9.21, 17 July 2000
-------------------------------------------------------------------------------------------------------------
BSCP509                       * Code Effective           Changes to Market Domain   Based on P&SA AP509,
                              Date / v1.0                Data                       version
                                                                                    4.12, 17 July 2000
-------------------------------------------------------------------------------------------------------------
BSCP510                       * Not currently            The Provision of Sampling  Based on a draft of
                              effective                  Data to the Profile        P&SA AP510
                                                         Administrator

-------------------------------------------------------------------------------------------------------------
BSCP511                       * Code Effective           Entry Process - Supplier   Based on P&SA AP511,
                              Date / v1.0                Meter Registration         version
                                                         Service                    4.01, 01 December 2000
-------------------------------------------------------------------------------------------------------------
BSCP512                       * Code Effective           Entry Process - Supplier   Based on P&SA AP512,
                              Date / v1.0                                           version
                                                                                    4.03, 01 December 2000
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
BSCP516                       * Code Effective           Allocation of Profiles &   Based on P&SA AP516,
                              Date / v1.0                SSCs                       version
                                                         for Non Half Hourly        1.00, 27 July 1998
                                                         Metering
                                                         System Registered in SMRS

-------------------------------------------------------------------------------------------------------------
BSCP520                       * Code Effective           Unmetered Supplies         Based on P&SA AP520,
                              Date / v1.0                Registered in SMRS         version
                                                                                    2.05, 1 July 1999
-------------------------------------------------------------------------------------------------------------
BSCP526                       * Code Effective           Technical Assurance of     Based on P&SA AP526
                              Date / v1.0                Stage                      version
                                                         2 Half Hourly Metering     1.0, 27 July 1998
                                                         Systems in SMRS
-------------------------------------------------------------------------------------------------------------
BSCP528                       * Code Effective           Distribution Line Loss     Based on P&SA AP528,
                              Date / v1.0                Factors                    version
                                                         for Half Hourly and Non    2.0, 12 October 1998
                                                         Half
                                                         Hourly Metering Systems
                                                         Registered in SMRS
-------------------------------------------------------------------------------------------------------------
BSCP531                       * Code Effective           Accreditation              Based on P&SA AP531,
                              Date / v1.0                                           version
                                                                                    4.40, 1 June 2000
-------------------------------------------------------------------------------------------------------------
BSCP532                       * Code Effective           Interim Reporting and      Based on AP532, version
                              Date / v1.0                Monitoring for             1.00, 27
                                                         Performance                July 1998
                                                         Assurance

-------------------------------------------------------------------------------------------------------------
BSCP533                       * Code Effective           PARMS Data Provision       Based on P&SA AP533,
                              Date / v1.0                                           version
                                                                                    1.3, 01 May 2000
-------------------------------------------------------------------------------------------------------------
BSCP534                       * Code Effective           PARMS Techniques           Based on P&SA AP534,
                              Date / v1.0                                           version
                                                                                    1.0, 20 September 1999
-------------------------------------------------------------------------------------------------------------
BSCP535                       * Code Effective           Technical Assurance of     Based on P&SA AP535,
                              Date / v1.0                Suppliers & Supplier       version
                                                         Agents                     1.0, 01 December 1998
-------------------------------------------------------------------------------------------------------------
BSCP536                       * Code Effective           Supplier Liquidated        Based on P&SA AP536,
                                                         Damages                    version Date / v1.0
                                                                                    1.0, 20 September 1999
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
BSCP550                       * Code Effective           Dual Supplier Trading of   Based on P&SA AP550,
                              Date / v1.0                Half                       version
                                                         Hourly Export Active       2.00, 27 July 1998
                                                         Energy
                                                         from SVA Third Party
                                                         Generating Plant
-------------------------------------------------------------------------------------------------------------
BSCP601                       * Not currently            Metering Protocol          Based on draft P&SA
                              effective                  Approvals                  AP601
                                                         and Compliance Testing.
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------

Metering Codes of Practice
A NGC/PES (IMS) Existing Document - 30.03.90
B NGC/PES (FMS) Existing Document - 30.03.90
C PES/PES (FMS) Existing Document - 30.03.90
D NGC/GEN (IMS) Existing Document - 30.03.90
E NGC/GEN (FMS) Existing Document - 30.03.90
F Emb.GEN/PES Existing Document - 30.03.90
G 2nd Tier 1MW+ Existing Document - 30.03.90
H NGC/EIP ac (IMS) Existing Document - 30.03.90
I NGC/EIP dc (IMS) Existing Document - 30.03.90
J NGC/EIP ac (FMS) Existing Document - 30.03.90
K1 NGC/Ex. Con.(FMS) Existing Document - 13.06.91
K2 NGC/New Con.(FMS) Existing Document - 13.06.91

ONE Code Effective Date
Exceeding 100MVA Existing Document - Issue 1 /
15.04.93
TWO Code Effective Date
Not exceeding 100MVA Existing Document - Issue 3 /
27.07.98
THREE Code Effective Date
Not exceeding 10MVA Existing Document - Issue 5 /
01.09.98
FOUR Code Effective Date
Cal. Testing &
Commissioning
Existing Document - Issue 5 /
27.03.96
FIVE Code Effective Date
Metering up to & including
1MW
Existing Document - Issue 6 /
01.09.98

SIX Code Effective Date
Low voltage circuits up to
100A per phase
Existing Document - Issue 4 /
01.12.98
SEVEN Code Effective Low voltage circuits up to Existing Document - Issue 2 / Date 100A per phase 24.11.96
Service Descriptions
SAA Code Effective Date / v1.0
Settlement Administration New NETA Service Description based on Logica Contract Schedule 1
Part A
CRA Code Effective Date / v1.0
Central Registration New NETA Service Description based on Logica Contract Schedule 1
Part B
BMRA Code Effective Date / v1.0
Balancing Mechanism
Reporting
New NETA Service Description
based on Logica Contract Schedule 1
Part C
TAA (CVA) Code Effective Date / v1.0
Technical Assurance
(CVA)
New NETA Service Description
based on Logica Contract Schedule 1
Part D
TAA (SVA) Not available Technical Assurance
(SVA)
*Will be based on existing contract
ECVAA Code Effective Date / v1.0
Energy Contract Volume
Aggregation
New NETA Service Description
based on Logica Contract Schedule 1
Part E
CDCA Code Effective Date / v1.0
Central Data Collection New NETA Service Description based on Logica Contract Schedule 1
Part F
FAA Code Effective Date / v1.0
Funds Administration New NETA Service Description based on EPFAL Services
Agreement Schedule 1 Part A
SVAA Not available Supplier Volume
Allocation
Will be based on existing Service
Lines 300,310,320,330,340,350,
360,370 of the ISRA contract.
Service Line 300 - Supplier
Volume Allocation
*Based on ISR Agent Service Line
300, version 7.2, 22 May 2000
Service Line 310 - Daily
Profile Production

*Based on ISR Agent Service Line
310, version 5.2, 22 May 2000
Service Line 320 - Disaster
Recovery and Data Security
*Based on ISR Agent Service Line
320, version 3.1, 15 July 1999
Service Line 330 -
National Support Services
*Based on ISR Agent Service Line
330, version 4.1, 22 May 2000
Service Line 340 -
Implementation Support
Service
*Based on ISR Agent Service Line
340, version 2.0, 21 August 1997
Service Line 350 -
Handover Service
*Based on ISR Agent Service Line
350, version 2.0, 21 August 2000
Service Line 360 - Market
Domain Data Service
*Based on ISR Agent Service Line
360, version 5.2, 22 May 2000
Service Line 370 -
Miscellaneous Services
*Based on ISR Agent Service Line
370, version 4.6, 22 May 2000
Profile
Administrator
Not available Profile Administration *Will be based on Schedule 2 of existing Profile Administrator contract (21st April 1997 version 2.0)
BSC Auditor Not available BSC Audit *Will be based on Schedule 2 (The Audit Services) of existing Pool
Auditor Contract (20 December 1999
Issue 1.0)
Certification
Agent
Not available Certification *Will be based on Schedule 2 (The
Audit Services) of existing Pool
Auditor Contract (20 December 1999
Issue 1.0)
Teleswitch
Agent
Not available Teleswitch Monitoring *Will be based on Schedule 2 - (Service Description) of existing
Teleswitch agreement. (Terms and
Conditions - Version 15)
Party & Party Agent Service Lines
SL110 Code Effective
Date / v1.0
Meter Operation for
SVA Metering Systems
*Based on existing P&SA Service
Line 110, version 7.4, 17 July 2000
SL120 Code Effective
Date / v1.0
Non-Half Hourly Data
Collector
*Based on existing P&SA Service

Line 120, version 6.7, 01 April 2000
SL130 Code Effective
Date / v1.0
Half Hourly Data
Collector
*Based on existing P&SA Service
Line 130, version 6.6, 17 July 2000
SL140 Code Effective
Date / v1.0
Non-Half Hourly Data
Aggregator
*Based on existing P&SA Service
Line 140, version 6.6, 15 May 2000
SL150 Code Effective
Date / v1.0
Half Hourly Data
Aggregator
*Based on existing P&SA Service
ine 150, version 6.1, 01 August
1999
SL160 Code Effective
Date / v1.0
SMRA *Based on existing P&SA Service
Line 160, version 6.1, 06 August
1999
SL170 Code Effective
Date / v1.0
Meter Administration *Based on existing P&SA Service
Line 170, version 1.1, 01 August
1999
SL180 Code Effective
Date/v1.0
Meter Operation for
CVA Metering Systems
New NETA Service Line, based on
P&SA Service Line 110, version 7.4,
17 July 2000
Data Catalogues
NDFC Code Effective
Date / v1.0
NETA Data File Catalogue New Document for NETA
SVA Data
Catalogue *
Code Effective
Date / v1.0
SVA Data Catalogue *Based on the combined existing
Pool documents, Data Catalogue,
Issue 5.0, 1.12.99 and Data
Interfaces, Issue 5.0, 1.12.99
Other BSC Subsidiary Documents

CRD Code Effective
Date / v1.0
Communication
Requirements Document
New Document for NETA
Reporting
Catalogue
Code Effective
Date / v1.0
Reporting Catalogue New Document for NETA
Notes:

1. Documents marked with an asterisk have been developed by and are (before the Scheme Effective Date) available to BSC Parties from the Pool Chief Executive's Office. Other documents are available from the NETA Programme.

2. These initial versions of the BSC Subsidiary Documents are subject to review and revision before the Go-live Date as described in paragraph G4 of the NETA Implementation Scheme.

3. Various COP versions/Issues will apply to Metering Equipment depending when the Equipment was Installed, Registered and/or what Dispensations are applicable. New BSC versions of the current COPs will be issued with an Issue number of v1.0, but with no technical changes to the COPs. (It should be noted that the COPs are distributed World wide and are changed as little as possible, since meter manufacturers have long lead times when developing or changing products.).

4. References to the Logica Contract are to the agreement between Logica UK Limited and BSCC Limited (now Elexon Limited) entitled NETA Programme Services Agreement and dated 12 May 2000. References to the EPFAL Services Agreement are to the agreement between EPFAL and Elexon Limited of that title dated 2 August =2000.